ANNUAL REPORT APRIL 30, 2000

Prudential
Municipal Bond Fund/High Income
Series & Insured Series

Fund Type   Municipal Bond

Objective   High Income Series: Maximum amount of
income that is eligible for exclusion from federal income taxes

   Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Municipal Bond Fund--High Income
Series seeks the maximum amount of income that is eligible for exclusion from federal income taxes by investing primarily in noninvestment-grade municipal bonds rated single-B or better by recognized credit-rating agencies such as Standard
& Poor's Ratings Services (S&P) or Moody's
Investors Service (Moody's). We also invest in unrated bonds that our analysts believe are of comparable quality. There can be no assurance that the Series will achieve its investment objective.

Portfolio Composition
   Expressed as a percentage of total investments as of 4/30/00
      70.8%  Revenue Bonds
      13.5   General Obligation Bonds
      11.2   Prerefunded
       4.5   Miscellaneous

Credit Quality
   Expressed as a percentage of total investments
as of 4/30/00
      4.1%   AAA
      4.1    AA
      3.1    A
      12.2   BBB
      6.0    BB
      1.5    B
      0.3    CCC
      15.2   Insured
      53.5   Not Rated

Ten Largest Issuers
   Expressed as a percentage of
   net assets as of 4/30/00
   2.4%   Memphis Center City
      Revenue Fin. Corp.
   1.7   Minnesota Agricultural
      & Economic Development
   1.4   New Jersey Economic
      Development Authority Revenue
   1.3   Harris County,
      Texas
   1.3   Martin County Ind. Dev.
      Authority Revenue
   1.2   Valdez Alaska Marine
      Terminal Revenue
   1.2   Iowa St. Fin. Authority
      Healthcare Facs. Revenue
   1.2   Lake Creek Affordable
      Housing Corp. Multifamily
   1.1   Mercer County,
      North Dakota
   1.1   Los Angeles Regional
      Apartments Improvement Corp.

Build on the Rock

Prudential Municipal Bond Fund   High Income Series

Performance at a Glance

Cumulative Total Returns1                       As of 4/30/00
                   One         Five              Ten              Since
                   Year        Years            Years           Inception2
Class A           -3.31%   29.43% (29.18)   90.92% (90.10)    90.09%  (89.16)
Class B           -3.55    27.25  (27.00)   83.61  (82.89)   135.32  (132.79)
Class C           -3.79    25.68  (25.43)        N/A          30.60   (30.33)
Class Z           -3.07         N/A              N/A          17.93   (17.69)
Lipper High
Yield Muni
Debt Fund Avg.3   -4.47        26.98             85.09             ***

Average Annual Total Returns1                    As of 4/30/00
                   One         Five           Ten              Since
                   Year        Years         Years           Inception2
Class A           -6.21%   4.66% (4.61)   6.36% (6.31)      6.14% (6.09)
Class B           -8.55    4.77  (4.73)   6.27  (6.22)      7.02  (6.93)
Class C           -5.75    4.47  (4.43)       N/A           4.57  (4.53)
Class Z           -3.07        N/A            N/A           4.66  (4.60)

Distributions and Yields                             As of 4/30/00
       Total Distributions    30-Day      Taxable Equivalent Yield4 at tax rates of
        Paid for 12 Months   SEC Yield            36%              39.6%
Class A      $0.63             5.56%             8.69%             9.21%
Class B      $0.60             5.48              8.56              9.07
Class C      $0.57             5.18              8.09              8.58
Class Z      $0.65             5.99              9.36              9.92

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
9/17/87; Class C, 8/1/94; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the High Yield Municipal Debt Fund category. The Lipper average is unmanaged. High
Yield Municipal Debt funds invest at least 50% of their assets in lower-rated municipal debt issues.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes.

  Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are 85.29% for
Class A, 137.06% for Class B, 32.04% for Class C, and 14.89% for Class Z, based on all funds in each share class.

(LOGO)                      June 15, 2000

Dear Shareholder,
Prudential Municipal Bond Fund offers two investment choices emphasizing opposite ends of the credit-quality spectrum in the tax-exempt securities market. The Insured Series invests in highly rated debt securities, while the High Income
Series focuses mainly on riskier bonds that provide sizable yields. However, both Series had negative returns for their fiscal year that ended on April
30, 2000, as did their respective benchmark Lipper
Averages. Municipal bond prices declined generally because investors required higher yields as the Federal Reserve repeatedly increased short-term interest rates.

Staying the course amid market ups and downs
Many investors consider selling a poorly performing asset class in favor of investments that are gaining in value. That may not be the best move.
Generally, changes in asset allocation should reflect basic shifts in an investor's time horizon and tolerance for risk--not recent fluctuations in the performance of financial markets. One strategy may be to own a diversified portfolio of mutual funds that invests in stocks, bonds, and money market instruments because this approach may help to reduce risk. However, deciding on the correct level of diversification is not easy. In these volatile times, we recommend consulting your financial advisor to develop your asset allocation goals.

The following report examines recent developments in the municipal securities market and explains how the Series were positioned.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Bond Fund/High Income Series
Prudential Municipal Bond Fund/Insured Series

Prudential Municipal Bond Fund   High Income Series

Annual Report   April 30, 2000

Investment Adviser's Report

Municipal bonds (munis) remained mired in a slump for most of our fiscal year that ended on April 30, 2000. Changes in U.S. monetary policy by the Federal Reserve and sales of munis by investors who wanted to realize tax losses weighed on prices of tax-exempt bonds. However, prices of municipal debt securities partially regained lost ground in 2000 as they rallied in sympathy with U.S. Treasuries.

Maintaining a relatively short duration helped the Series
Given the bearish trend that persisted for many months, we initially kept the Series' duration shorter than the average of its competitive universe. (Duration measures how much a portfolio's bonds will change in price for a given change in interest rates. It is expressed in years.) Adopting this strategy made our bond portfolio less sensitive to the rising-interest-rate environment than many of its peers. As a result of its shorter duration, without considering sales charges, the Series' share classes outperformed their benchmark Lipper Average, which does not take sales charges into account.

Investors required higher yields (and lower prices) on fixed-income securities, including municipal bonds, as the Fed raised short-term interest rates in June, August, and November 1999 to slow U.S.
economic growth and fend off
higher inflation. More selling pressure emerged in late December 1999. As interest rates climbed and the prices of bonds dropped, investors realized capital losses by selling bonds or bond funds. Many investors reinvest in other bonds or bond funds with a lower cost basis for tax purposes (due to the higher level of yields). This strategy is called
"tax loss swapping." In the municipal bond market, the capital losses often reduce taxes, while the higher yields on the other bonds or bond funds are generally tax exempt.

Prudential Municipal Bond Fund   High Income Series

Annual Report   April 30, 2000

A light exposure to hospital bonds, but a sizable position in investment-grade bonds
As the tax-exempt market sold off, lower-quality munis were among the hardest hit, which was a reversal of an earlier trend. Demand for these securities faded because there was no longer any need to sacrifice credit quality in order to obtain an attractive yield. Many better-quality munis with long-term maturities were offering 6% yields, which are highly sought after because investors in the top tax bracket would have to earn 10% on a taxable bond to match this return.

Many hospital bonds were sold as the healthcare sector continued to adjust to relatively new
Medicare and HMO legislation. Additionally, increased competition is forcing restructuring in healthcare and hospital systems. For 11 months of our fiscal year, hospital bonds accounted for less than 6% of the Series' total investments.
Maintaining a light position in hospital bonds and a considerable exposure to investment-grade debt securities helped the Series' share classes, without considering sales charges, outperform their benchmark Lipper Average, which does not take sales charges into account.

Sell-off in munis created good buying opportunities
Prices of hospital bonds declined so sharply that we believed certain of these securities offered good value. Therefore, we selectively bought investment-grade bonds of hospitals such as Hackensack Medical Center in New Jersey, University of Maryland Medical Center, and Fairview Hospital in Minnesota. We believe these medical establishments are favorably positioned to thrive in the current competitive environment. Our purchases increased hospital bonds to 7% of the Series' total investments as of April 30, 2000 from 4% a month earlier, and helped to lengthen the Series' duration to 7.5 years from 7.1 years.
Employing this strategy enhanced performance in 2000, because it boosted the Series' yield, and the longer duration enabled the Series' net asset value to rise as bond yields fell and bond prices climbed.

www.prudential.com           (800) 225-1852

Improvement in the prices of munis was sparked by a powerful rally in the Treasury market, which occurred because of two key developments. First, the U.S. Treasury Department announced it would issue fewer longer-term securities because of the growing federal budget surplus and thus, a reduced need to sell new debt. Second, it also started a program to buy back $30 billion of older, mostly longer-term Treasuries by the end of 2000. The buyback amount is a small portion of the more than $3.3 trillion in publicly traded U.S. government debt. Nevertheless, the prospect of a declining supply of longer-term Treasuries set off a stampede to buy them. Treasuries (and consequently munis) rallied even though the Fed hiked short-term rates in February and March 2000. The potential supply/demand imbalances and the belief that the Fed's repeated rate hikes would keep inflation in check were viewed as positive for bonds.

Looking Ahead
Shortly after our fiscal year ended, the Fed engineered another short-term rate hike in May
2000. The Fed's efforts to tighten monetary policy have already begun to slow U.S. economic growth in 2000 from its 7.3% annual pace in the fourth quarter of 1999. Meanwhile, the still powerful U.S.
economic expansion has improved the credit quality of many state and local governments and reduced their borrowing needs, allowing them to issue fewer bonds. With the declining supply, and if investor demand remains strong, the tax-exempt bond market should perform better, on an after-tax basis, than other U.S. fixed-income markets in 2000.

On the other hand, if U.S. economic growth slowed dramatically, the credit quality of some lower-rated municipal bonds could suffer. Therefore, we plan to selectively increase the Series' exposure to sectors that we believe offer both good value and solid quality, such as housing and waste-to-energy bonds. Housing bonds are attractively priced relative to certain sectors of the municipal securities market. Waste-to-energy bonds remain comparatively cheap even though industry fundamentals have improved.

Prudential Municipal Bond Fund   Insured Series

Performance at a Glance

Investment Goals and Style
The Prudential Municipal Bond Fund--Insured Series seeks the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The Insured
Series invests primarily in AAA-rated municipal obligations or in municipal obligations whose timely coupon and principal payments (but not market value) are insured by a municipal bond insurance company rated AAA/Aaa by Standard &
Poor's Ratings Services (S&P), Moody's Investors
Service (Moody's), or other nationally recognized credit-rating agencies. The Series may also invest in U.S. government-backed municipal obligations, and up to 5% of the Series' total assets can be held in municipal obligations rated A/A or Aa/AA by Moody's or S&P. There can be no assurance that the Series will achieve its investment objective.

Our bonds are primarily insured by MBIA Insurance
Corp., AMBAC Indemnity Corp., Financial Guaranty
Insurance Co., and Financial Security Assurance
Inc.

Portfolio Composition
   Expressed as a percentage of total investments as of 4/30/00
      65.9%  Revenue Bonds
      21.9   General Obligation Bonds
       8.7   Prerefunded
       2.2   Miscellaneous
       1.3   Cash Equivalents

Credit Quality
   Expressed as a percentage of total investments as of 4/30/00
      8.8%  AAA
      1.6   AA
     88.4   Insured
      1.2   Cash Equivalents

Ten Largest Issuers
   Expressed as a percentage of
   net assets as of 4/30/00
   2.7%   Houston Water & Sewer
      Systems Revenue
   2.4   Hawaii St. Dept.
      Bdg. & Fin. Spec. Purpose
   2.4   Port Auth. New York
      & New Jersey
   2.2   Jefferson County
      Swr. Rev. Wste.
   2.1   Washington St. Public
      Power Supply Systems
   1.9   District of Columbia Ref.
   1.8   San Diego County Water
      Authority   Water Revenue
   1.8   Brevard Health Facilities
      Authority Revenue
   1.8   New Jersey Economic
      Development Authority
   1.7   South Dakota Housing
      Development Authority
www.prudential.com               (800) 225-1852

Annual Report   April 30, 2000

Cumulative Total Returns1                             As of 4/30/00
                One         Five             Ten             Since
                Year        Years           Years          Inception2
Class A        -2.38%   27.65% (27.40)   82.76% (87.48)    87.04%  (85.60)
Class B        -2.62    25.37  (25.13)   81.54  (80.66)   125.33  (118.62)
Class C        -2.86    23.82  (23.58)        N/A          28.81   (28.56)
Class Z        -2.13         N/A              N/A          17.11   (17.00)
Lipper Insured
Muni Debt
Fund Avg.3     -3.12        25.59            84.98              ***

Average Annual Total Returns1                           As of 4/30/00
                One         Five             Ten         Since
                Year        Years          Years      Inception2
Class A        -5.31%   4.37% (4.33)   6.23% (6.16)   5.97% (5.89)
Class B        -7.62    4.46  (4.42)   6.14  (6.09)   6.65  (6.39)
Class C        -4.83    4.16  (4.12)       N/A        4.32  (4.29)
Class Z        -2.13        N/A            N/A        4.46  (4.43)

Distributions and Yields                               As of 4/30/00
          Total Distributions    30-Day      Taxable Equivalent Yield4 at tax rates of
           Paid for 12 Months   SEC Yield              36%            39.6%
Class A         $0.51            4.32%                6.75%           7.15%
Class B         $0.48            4.25                 6.64            7.04
Class C         $0.46            3.95                 6.17            6.54
Class Z         $0.54            4.75                 7.42            7.86

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 3% for Class A shares.

Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' cumulative and average annual total returns would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, 1/22/90; Class B,
9/17/87; Class C, 8/1/94; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Insured Municipal Debt Fund category. The Lipper average is unmanaged. Insured
Municipal Debt funds invest at least 65% of their assets in municipal debt issues insured as to timely payment.

4 Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

*** Lipper Since Inception returns are 84.89% for
Class A, 136.33% for Class B, 31.05% for Class C, and 13.88% for Class Z, based on all funds in each share class.

Prudential Municipal Bond Fund   Insured Series

Annual Report   April 30, 2000

Investment Adviser's Report

Municipal bonds (munis) that are insured and rated
AAA offer investors safety of principal and interest payments, but these high-quality munis can still lose value when rising interest rates drive bond prices lower. That is what happened for most of our fiscal year that ended on April 30, 2000.
Prices of municipal securities declined as the Federal Reserve repeatedly increased short-term rates, and some investors sold munis in order to realize tax losses. However, prices of munis staged a partial recovery in 2000, pulled higher by a rally in U.S. Treasury securities.

We lessened the impact of "market-discount taxation"
Under these challenging market conditions, we sold some of the Series' long-term munis before they became subject to ordinary income taxes for investors who might want to purchase them. Here is how it works: When yields climb beyond a certain point for every municipal bond, the market discount on that bond may become subject to ordinary income taxes for new buyers. This lowers the value of the bond because new buyers would want to purchase the bond cheaply enough to compensate for the greater tax liability.

Because we sold long-term munis and bought securities maturing in 10 to 15 years, the Series' duration remained shorter than the average of its competitive universe for most of our fiscal year.
(Duration measures how much a portfolio's bonds will change in price for a given change in interest rates. It is expressed in years.) Utilizing this defensive approach lessened our bond portfolio's sensitivity to the higher-interest-rate environment. As a result, the Series' share classes, without considering sales charges, outperformed their benchmark Lipper Average, which does not take sales charges into account.

Investors pushed yields on municipal securities higher (and their prices lower) as the Fed raised short-term interest rates in June, August, and November 1999 to slow U.S. economic growth and avoid higher inflation.

www.prudential.com          (800) 225-1852

More selling pressure emerged in late December
1999. As interest rates climbed, investors realized capital losses by selling bonds or bond funds. Many investors reinvest in other bonds or bond funds with a lower cost basis for tax purposes (due to the higher level of yields). This strategy is called "tax loss swapping." In the municipal bond market, the capital losses often reduce taxes, while the higher yields on the other bonds or bond funds are generally tax exempt.

Our strategy shifted as prices of munis improved
After the sharp sell-off in 1999, prices of munis began to rebound during 2000 in conjunction with the rally in Treasuries. The federal government's growing budget surplus has cut the government's need to borrow money. Therefore, it announced it would issue fewer Treasuries and buy back up to $30 billion of older, mostly longer-term Treasuries.
The buyback amount is a small portion of the more than $3.3 trillion in publicly traded U.S.
government debt. Nevertheless, the prospect of a declining supply of longer-term Treasuries set off a stampede to buy them. Treasuries (and consequently munis) rallied even though the Fed hiked short-term rates in February and March 2000.
The potential supply/demand imbalances and the belief that the Fed's repeated rate hikes would keep inflation in check were viewed as positive for bonds.

Realizing that conditions in the municipal securities market were improving in 2000, we began to buy longer-term munis and sell bonds maturing in 10 to 15 years. This change in our investment strategy made sense because prices of longer-term munis stood to gain the most in 2000 since they had suffered the sharpest declines. Concern that these municipal securities would fall prey to "market-discount taxation" lessened as bond yields fell
(and their prices rose). Meanwhile, we were able to sell some of our 10- to 15-year munis at attractive levels because these intermediate maturities are frequently bought by high-net-worth individuals whose demand for them increased amid the high level of interest rates. Our shift toward longer-term municipal securities lengthened the Series' duration.

Prudential Municipal Bond Fund   Insured Series

Annual Report   April 30, 2000

Looking Ahead
Shortly after our fiscal year ended, the Fed engineered another short-term rate hike in May
2000. The Fed's efforts to tighten monetary policy have already begun to slow U.S. economic growth in 2000 from its 7.30% annual pace in the fourth quarter of 1999. Meanwhile, the still powerful U.S.
economic expansion has improved the credit quality of many state and local governments and reduced their borrowing needs, allowing them to issue fewer bonds. With the declining supply, if investor demand remains strong, the tax-exempt bond market should perform better, on an after-tax basis, than other U.S. fixed-income markets in 2000.

We plan on continuing to increase the Series' exposure to long-term municipal bonds while cutting back on munis maturing in 10 years. Long-term municipal bonds continue to offer attractive yields relative to shorter-term munis. However, we expect that their yields will continue to fall (and their prices rise) in sympathy with a similar trend in long-term Treasuries.

Prudential Municipal Bond Fund Management Team

Prudential Municipal Bond Fund

Financial
   Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
----------------------------------------------------------------------------------------
Alaska  1.2%
Valdez Alaska Marine Terminal
 Rev.                              Aa2           5.85%       8/01/25    $   12,500       $   11,959,250
----------------------------------------------------------------------------------------
Arizona  2.2%
Coconino Cnty. Pol. Ctrl. Corp.
 Rev.
 Tucson Elec. Pwr., Navajo A,
 A.M.T.                            Ba3           7.125       10/01/32        5,000            4,903,000
 Tucson Elec. Pwr., Navajo B       Ba3           7.00        10/01/32        1,700            1,676,302
Pima Cnty. Ind. Dev. Auth.,
 Multifam. Mtge. Rev., La Cholla
 Proj., A.M.T.                     NR            8.50        7/01/20         9,450           10,152,513
 Tuscon Elec. Pwr. Co., Ser. A,
 A.M.T.                            Ba3           6.10        9/01/25         2,000            1,745,100
 Tuscon Elec. Pwr. Co., Ser. B,
 A.M.T.                            Ba3           6.00        9/01/29         4,250            3,723,042
                                                                                         --------------
                                                                                             22,199,957
----------------------------------------------------------------------------------------
Arkansas  1.1%
Northwest Arkansas Reg'l. Arpt.
 Auth.
 Rev., A.M.T.                      NR            7.00        2/01/10         3,000            3,001,650
 Rev., A.M.T.                      NR            7.625       2/01/27         8,400            8,486,184
                                                                                         --------------
                                                                                             11,487,834
----------------------------------------------------------------------------------------
California  9.0%
Abag Fin. Auth. For Nonprofit
 Corps. Ref. Amer. Baptist
 Homes., Ser. A                    BBB(b)        6.20        10/01/27        3,200            2,824,384
Corona Ctfs. of Part., Vista
 Hosp. Sys. Inc., Ser. C           NR            6.45        7/01/11        10,000            9,043,400
Delano Ctfs. of Part., Reg'l.
 Med. Ctr., Ser. A                 AAA(b)        9.25        1/01/22         6,530(c)         7,357,678
Foothill / Eastern Transp.
 Corridor Agcy, Toll Rd. Rev.      Baa3          Zero        1/15/28        11,700            5,985,252

    12                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Lincoln Impvt. Bond Act 1915,
 Pub. Fin.Auth.,Twelve Bridges     NR            6.20%       9/02/25    $    3,975       $    3,757,766
Long Beach Redev. Agcy. Hsg.,
 Multifam. Hsg. Rev., Pacific
 Court Apts.                       NR            Zero        9/01/23         6,195(e)         3,840,900
 Multifam. Hsg. Rev., Pacific
 Court Apts., Issue B              NR            Zero        9/01/13         3,805(e)         2,359,100
Los Angeles Reg'l. Arpts. Impvt.
 Corp., Cont. Air Sublease,
 A.M.T.                            NR            9.25        8/01/24        10,095           11,261,275
Orange Cnty. Cmnty. Loc. Trans.
 Auth., Reg. Linked Savrs. & Ribs  Aa3           6.20        2/14/11         7,000            7,583,520
Richmond Redev. Agcy. Rev.,
 Multifam. Bridge Affordable Hsg.  NR            7.50        6/01/23        10,000           10,088,600
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/11         1,440              789,509
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/14         2,220            1,001,686
Sacramento City Fin. Auth. Rev.,
 Tax Alloc., M.B.I.A.              Aaa           Zero        11/01/15        5,695            2,364,222
San Joaquin Hills Trans. Corr.
 Agcy.,
 Toll Rd. Rev.                     Aaa           Zero        1/01/14         8,420            3,945,865
 Toll Rd. Rev.                     Aaa           Zero        1/01/25        10,000            2,292,100
San Luis Obispo Ctfs. of Part.,
 Vista Hosp. Sys., Inc.            NR            6.45        7/01/29         4,000            3,451,800
Santa Margarita/Dana Point Auth.,
 Impvt. Dist.
 Rites Pennsylvania 644F           NR            13.071      8/01/13           660(c)         1,050,271
 Rites Pennsylvania 664E           NR            13.071      8/01/12         1,000(c)         1,562,500
Vallejo Ctfs. of Part., Touro
 Univ.                             Ba2           7.375       6/01/29         3,500            3,446,940
Victor Valley Union H.S. Dist.,
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/12         3,605            1,858,738
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/14         4,740            2,146,699
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/16         3,990            1,587,501
                                                                                         --------------
                                                                                             89,599,706

    See Notes to Financial Statements                                     13

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Colorado  4.2%
Black Hawk Co. Bus. Impvt. Dist.   NR            7.75%       12/01/19   $    5,285       $    5,420,560
Denver Urban Ren. Auth. Tax,
 Inc. Rev.                         NR            7.50        9/01/04         2,840            2,967,346
 Inc. Rev.                         NR            7.75        9/01/16         4,000            4,231,200
Denver Co. Hlth. & Hosp. Rev.,
 Ser. A                            Baa2          5.375       12/01/28        5,000            3,887,650
Lake Creek Affordable Hsg. Corp.
 Multifam. Rev.,
 Ser. A                            NR            6.25        12/01/23       12,995           11,890,295
 Ser. B                            NR            7.00        12/01/23        1,035              956,630
San Migual Cnty., Mountain Vlge.
 Met. Dist.                        NR            8.10        12/01/11        2,160(c)         2,342,369
San Migual Cnty., Mountain Vlge.
 Met. Dist.                        NR            8.10        12/01/11        1,040            1,110,980
Superior Met. Dist. No. 1, Wtr. &
 Swr. Rev.                         NR            8.50        12/01/13        8,195            9,358,034
                                                                                         --------------
                                                                                             42,165,064
----------------------------------------------------------------------------------------
Connecticut  1.8%
Connecticut St. Dev. Auth.,
 Mystic Marinelife Aquarium Proj.
 Rev.                              NR            7.00        12/01/27        2,000            1,968,400
Connecticut St. Dev. Auth. Poll.
 Ctl. Rev., Ref. Connecticut
 Light & Pwr., A.M.T.              Ba1           5.95        9/01/28         9,000            8,053,380
Connecticut St. Dev. Auth. Swr.,
 Netco Waterbury Ltd.              NR            9.375       6/01/16         7,300            8,136,069
                                                                                         --------------
                                                                                             18,157,849
----------------------------------------------------------------------------------------
District Of Columbia  1.1%
Dist. of Columbia Ref., Ser. B.,
 M.B.I.A.                          Aaa           6.00        6/01/20         2,000            2,049,360
Dist. of Columbia Rev., Nat'l.
 Public Radio                      NR            7.625       1/01/18         8,800            9,048,248
                                                                                         --------------
                                                                                             11,097,608

    14                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Florida  6.2%
Bayside Impt. Cmnty. Dev. Dist.,
 Ser. B                            NR            6.375%      5/01/18    $    1,370       $    1,267,305
Crossings at Fleming Island
 Cmnty. Dev. Dist., Clay City      NR            8.25        5/01/16         7,375            7,976,947
Florida Hsg. Fin. Agcy., Palm
 Aire Proj., Multifam. Mtge.
 Rev., A.M.T.                      NR            Zero        1/01/20         8,561(e)         8,561,450
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                            NR            6.60        7/01/38         4,750            4,467,185
 Westchase Apts., Ser. B, A.M.T.   NR            6.61        7/01/38         4,000            3,766,720
Martin Cnty. Ind. Dev. Auth.
 Rev., Indiantown Cogen. Proj.,
 Ser. A, A.M.T.                    Baa3          7.875       12/15/25       13,000           13,041,860
No. Springs Impvt. Dist. Wtr.
 Mgt.,
 Ser. A                            NR            8.20        5/01/24         1,885(c)         2,068,882
 Ser. A                            NR            8.30        5/01/24         1,660            1,759,484
Northern Palm Beach Cnty. Impvt.
 Ref., Wtr. Ctl. & Impvt. Unit
 Dev.                              NR            6.00        8/01/10         2,815            2,710,479
Orlando & Orange Cntys. Exprswy.
 Auth. Rev.                        Aaa           5.00        7/01/28         2,000            1,732,680
Orlando Util. Comm., Wtr. & Elec.
 Rev., Ser. D                      Aa2           6.75        10/01/17        2,000            2,255,940
Palm Beach Cnty. Hsg. Auth.,
 Banyan Club Apts.                 NR            7.75        3/01/23         4,345            4,551,301
Sarasota Hlth. Facs., Kobernick
 Hsg. Meadow Park Proj.            Aaa           10.00       7/01/22         6,705(c)         7,476,544
                                                                                         --------------
                                                                                             61,636,777
----------------------------------------------------------------------------------------
Georgia  3.6%
Atlanta Arpt. Facs. Rev.,
 M.B.I.A., A.M.T.                  Aaa           Zero        1/01/10         2,000            1,117,960
Augusta Georgia Hsg. Auth.,
 Emerald Coast Hsg., Ser. A        NR            7.50        8/01/34         8,400            7,993,608

    See Notes to Financial Statements                                     15

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Effingham Cnty. Dev. Auth., Ft.
 Howard Corp.                      Baa2          7.90%       10/01/05   $   10,000       $   10,249,700
Henry Cnty. Wtr. & Swr. Auth.
 Rev., A.M.B.A.C.                  Aaa           6.15        2/01/20         3,000            3,169,500
Private Colls. & Univs. Auth.
 Georgia Rev., Emory Univ. Proj.,
 Ser. A                            Aa1           5.50        11/01/31        5,000            4,746,700
Rockdale Cnty. Dev. Auth., Solid
 Wste. Disp. Rev.                  NR            7.50        1/01/26         8,100            8,247,987
                                                                                         --------------
                                                                                             35,525,455
----------------------------------------------------------------------------------------
Illinois  6.5%
Chicago Brd. of Edl., Cap.
 Apprec. Schl. Ref., Ser. A,
 F.G.I.C.                          Aaa           Zero        12/01/20        5,745            1,640,542
Chicago O'Hare Int'l. Arpt.,
 Amer. Airlines Proj., Ser. B      Baa1          8.20        12/01/24        1,000            1,089,690
 United Airlines, Ser. B, A.M.T.   Baa3          8.45        5/01/07         6,000            6,129,780
 United Airlines, Ser. B           Baa2          8.85        5/01/18         2,520            2,624,883
 United Airlines, Ser. B, A.M.T.   Baa3          8.50        5/01/18         6,500            6,639,425
 United Airlines, Ser. B, A.M.T.   Baa2          8.95        5/01/18         2,175            2,265,480
Chicago Pub. Bldg. Comm. Rev.,
 Ser. A, M.B.I.A.                  Aaa           7.00        1/01/20         6,530            7,462,288
Hennepin Ind. Dev. Rev.,
 Exolon-Esk Co. Proj.              NR            8.875       1/01/18         7,800            8,323,692
Illinois Dev. Fin. Auth. Solid
 Wste Disp. Rev.,                  Ba1           5.05        1/01/10         4,000            3,341,120
Illinois St. Hlth. Facs. Auth.
 Rev.,
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)       8.10        11/15/14        2,935(c)         3,298,060
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)       8.125       11/15/19        3,285(c)         3,719,868
Kane & De Kalb Cntys. Sch.,
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        12/01/11        3,360            1,761,379
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        12/01/13        4,065            1,876,242

    16                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Metropolitan Pier & Exposition
 Auth. Dedicated St. Tax Rev.,
 F.G.I.C.                          Aaa           Zero        6/15/29    $   22,575       $    3,790,568
Robbins Illinois Res. Rec. Rev.,
 Restructuring Project Series C    NR            7.25%       10/15/09          781              753,831
 Restructuring Project Series D    NR            7.00        10/15/09          788              370,771
 Restructuring Project Series A    NR            8.375       10/15/16        5,031            2,245,195
 Restructuring Project Series B    NR            8.375       10/15/16        1,969              878,555
 Restructuring Project Series C    NR            7.25        10/15/24        3,376            3,173,978
Winnebago Cnty. Hsg. Auth., Park
 Tower Assoc., Sec. 8              NR            8.125       1/01/11         3,569            3,622,022
                                                                                         --------------
                                                                                             65,007,369
----------------------------------------------------------------------------------------
Indiana  1.6%
Bluffton Econ. Dev. Rev., Kroger
 Co. Proj.                         Baa3          7.85        8/01/15         7,500            7,949,850
Wabash Econ. Dev. Rev. Bonds,
 Connell Ltd., A.M.T.              NR            8.50        11/24/17        7,250            7,610,832
                                                                                         --------------
                                                                                             15,560,682
----------------------------------------------------------------------------------------
Iowa  2.8%
City of Cedar Rapids Rev.,
 1st Mtge., Cottage Grove Place
 Proj.                             Aaa(b)        9.00        7/01/18         9,375(c)        11,134,687
 1st Mtge., Cottage Grove Place
 Proj.                             Aaa(b)        9.00        7/01/25         4,435(c)         5,267,450
Iowa St. Fin. Auth., Hlthcare.
 Facs. Rev., Mercy Hlth.
 Initiatives Proj.                 NR            9.25        7/01/25        10,000           11,940,000
                                                                                         --------------
                                                                                             28,342,137
----------------------------------------------------------------------------------------
Kentucky  0.7%
Louisville & Jefferson Cntys.
 Met. Swr. & Drain. Sys. Rev.      Aaa           5.00        5/15/30         2,000            1,713,180

    See Notes to Financial Statements                                     17

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Owensboro Elec. Lt. & Pwr. Rev.,
 Ser. B, A.M.B.A.C.                Aaa           Zero        1/01/14    $    5,000       $    2,299,950
 Ser. B, A.M.B.A.C.                Aaa           Zero        1/01/16         6,650            2,672,901
                                                                                         --------------
                                                                                              6,686,031
----------------------------------------------------------------------------------------
Louisiana  1.9%
Hodge Util. Rev., Stone Container
 Corp., A.M.T.                     NR            9.00%       3/01/10         7,000            7,149,100
New Orleans Home Mtge. Auth.
 Rev., Sngl. Fam. Mtge., Ser. A,
 G.N.M.A., A.M.T.                  Aaa           8.60        12/01/19        1,670(f)         1,691,326
New Orleans Ind. Dev. Rev.         BBB+(b)       8.75        10/01/19        3,600            3,988,980
New Orleans, Gen Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa           Zero        9/01/18         3,090            1,042,968
West Feliciana Parish Poll. Ctrl.
 Rev., Gulf St. Util. Co. Proj.    NR            9.00        5/01/15         5,250            5,475,382
                                                                                         --------------
                                                                                             19,347,756
----------------------------------------------------------------------------------------
Maine  0.4%
Maine Health & Higher Edl. Facs.
 Auth. Rev.,
 Piper Shores, Ser. A              NR            7.50        1/01/19         1,000              969,160
 Piper Shores, Ser. A              NR            7.55        1/01/29         3,000            2,891,520
                                                                                         --------------
                                                                                              3,860,680
----------------------------------------------------------------------------------------
Maryland  1.5%
Anne Arundel Cnty. Spec. Oblig.,
 Arundel Mills Proj.               NR            7.10        7/01/29         3,000            2,964,990
Maryland St. Health & Higher Edl.
 Facs. Auth. Rev.                  Baa1          6.75        7/01/30         5,000            5,011,000
Northeast Wste. Disp. Auth.,
 Sludge Comp. Facs.                NR            7.25        7/01/07         3,457            3,569,491
 Sludge Comp. Facs., A.M.T.        NR            8.50        7/01/07         2,880            3,045,571
                                                                                         --------------
                                                                                             14,591,052

    18                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Massachusetts  4.5%
Boston Ind. Dev. Fin. Auth. Rev.,
 First Mtge. Springhouse Proj.     Aaa           9.25%       7/01/15    $    7,795(c)    $    9,130,985
 First Mtge. Springhouse Proj.     NR            6.00        7/01/28         4,500            3,681,180
Mass. Bay Trans. Auth., Gen.
 Trans. Sys., Ser. A, F.G.I.C.     Aaa           7.00        3/01/21         7,500            8,579,625
Mass. St. Coll. Bldg. Proj. &
 Ref. Bonds                        Aa2           7.50        5/01/14         1,750            2,087,400
Mass. St. Hlth. & Ed. Facs. Auth.
 Rev., Cardinal Cushing Gen.
 Hosp.                             NR            8.875       7/01/18         7,500            7,674,225
Mass. St. Tpke. Auth., Met. Hgwy.
 Sys. Rev., A.M.B.A.C.             Aaa           5.00        1/01/39        10,000            8,359,600
Randolph Hsg. Auth., Multifam.
 Hsg., Liberty Place Proj. A,
 Ser. A                            NR            9.00        12/01/21        5,730            5,712,925
                                                                                         --------------
                                                                                             45,225,940
----------------------------------------------------------------------------------------
Michigan  4.3%
Grand Rapids Dev. Auth.,
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/10         3,000            1,724,910
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/11         3,160            1,708,833
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/12         3,000            1,522,260
Gratiot Cnty. Econ. Dev. Corp.,
 Danley Die Proj. Connell L.P.     NR            7.625       4/01/07         3,200            3,299,360
Holland Sch. Dist., Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        5/01/17         2,950            1,084,656
Lowell Area Sch., F.G.I.C.         Aaa           Zero        5/01/14         5,000            2,247,600
Michigan St. Hosp. Fin. Auth.
 Rev., Saratoga Cmnty. Hosp.       NR            8.75        6/01/10         5,760(c)         6,197,415
Michigan St. Strategic Fd. Res.
 Recovery Ltd. Oblig. Rev.,
 Central Wayne Energy Rec. A       NR            7.00        7/01/27         6,500            6,067,555
 Central Wayne Energy Rec. A,
 A.M.T.                            NR            6.90        7/01/19         1,500            1,423,890

    See Notes to Financial Statements                                     19

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Michigan Strategic Fund, Great
 Lakes Pulp & Fiber Proj.          NR            8.00%       12/01/27   $   14,297       $    3,145,440
Michigan Strategic Fund, Solid
 Wste. Disp., Gennese Pwr.
 Station, A.M.T.                   NR            7.50        1/01/21        10,000           10,250,100
Wayne Cnty. Bldg. Auth., Ser. A,
 A.M.T.                            A3            8.00        3/01/17         3,500(c)         3,753,190
West Ottawa Sch. Dist., F.G.I.C.   Aaa           Zero        5/01/18         3,000            1,030,980
                                                                                         --------------
                                                                                             43,456,189
----------------------------------------------------------------------------------------
Minnesota  1.7%
Minnesota Agricultural & Econ.
 Dev. Rev.,
 Fairview Hlthcare. Sys, Ser. A    A2            6.375       11/15/22       15,000           14,563,500
 Fairview Hlthcare. Sys., Ser. A   A2            6.375       11/15/29        3,000            2,876,970
                                                                                         --------------
                                                                                             17,440,470
----------------------------------------------------------------------------------------
Missouri  1.5%
Bridgeton Ind. Dev. Auth. Sr.
 Hsg. Rev., Sarah Cmnty. Proj.     NR            5.90        5/01/28         4,000            3,241,360
St. Louis Cnty. Ind. Dev. Auth.
 Rev.,
 Soemm Proj., A.M.T.               NR            10.25       7/01/08         1,385            1,387,382
 Soemm Proj., A.M.T.               NR            10.25       7/01/08           525              525,903
St. Louis Cnty. Reg. Conv. &
 Sports Comp., Ser. C              Aaa           7.90        8/15/21         8,820(c)         9,599,953
                                                                                         --------------
                                                                                             14,754,598
----------------------------------------------------------------------------------------
Nebraska  0.2%
Kearney Ind. Dev. Rev., Cap.
 Apprec., Great Platte Rvr. Rd.    NR            Zero        1/01/17         4,000            2,008,600
----------------------------------------------------------------------------------------
Nevada  0.5%
Clark Cnty. Impvt. Dist., No. 121
 Southern Highlands Area           NR            7.50        12/01/19        5,000            4,953,950

    20                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New Hampshire  1.0%
New Hampshire Higher Edl. & Hlth.
 Facs. Auth. Rev., Antioch
 College                           NR            7.875%      12/01/22   $    5,180       $    5,554,359
New Hampshire St. Bus. Poll.
 Ref., Pub. Svc. Co., A.M.T.       Ba3           6.00        5/01/21         5,000            4,509,750
                                                                                         --------------
                                                                                             10,064,109
----------------------------------------------------------------------------------------
New Jersey  5.8%
New Jersey Econ. Dev. Auth. Rev.,
 Continental Airlines, Inc. Proj.  Ba2           6.25        9/15/29        12,000           10,911,000
 Development Rev.                  NR            Zero        4/01/12         1,115              496,822
 Fellowship Vlge., Proj. A         Aaa           9.25        1/01/25        11,500(c)        13,569,425
 Kaplowski Rd., Ser. A             NR            6.375       4/01/31         7,000            6,608,770
 Ref. Newark Arpt. Marriot Hotel   NR            7.00        10/01/14        3,800            3,835,302
New Jersey Hlthcare. Facs., Fin.
 Auth.
 Rev.                              NR            8.00        7/01/27         5,000            4,704,950
 Rev.                              A3            6.00        1/01/34         5,000            4,711,300
New Jersey St. Edl. Facs. Auth.
 Rev., Felician College Of Lodi,
 Ser. D                            NR            7.375       11/01/22        4,000            4,135,920
New Jersey St. Tpke. Auth. Rev.,
 Ser. C, M.B.I.A.                  Aaa           6.50        1/01/16         8,000            8,796,240
                                                                                         --------------
                                                                                             57,769,729
----------------------------------------------------------------------------------------
New York  3.6%
Met. Trans. Auth. Facs. Rev.,
 Ser. N, F.G.I.C.                  Aaa           Zero        7/01/13         2,785            1,329,837
New York City Ind. Dev. Agcy.,
 Bklyn. Navy Yard Cogen Partners,
 A.M.T.                            Baa3          6.20        10/01/22        9,175            8,794,513
 Visy Paper Inc. Proj., A.M.T.     NR            7.95        1/01/28         4,000            4,202,000
New York City Ind. Dev. Agcy.,
 Civic Touro College Proj., Ser.
 A                                 Ba2           6.35        6/01/29         5,600            5,149,816
New York City Ind. Dev. Agcy.
 Rev., Ref. Laguardia Assoc. L.P.
 Proj.                             NR            6.00        11/01/28        4,000            3,402,960

    See Notes to Financial Statements                                     21

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
 Cmnty. College, Ser. A            A             5.00%       7/01/28    $    4,275       $    3,547,609
Port Auth. of New York & New
 Jersey, USAir LaGuardia Arpt.,
 A.M.T.                            Ba2           9.125       12/01/15        4,000            4,154,400
Rockland Cnty. Ind. Dev. Agcy.
 Rev.,
 Dominican Coll. Proj.             NR            5.90        5/01/10         2,090            1,997,580
 Dominican Coll. Proj.             NR            6.25        5/01/28         3,000            2,725,350
Suffolk Cnty N.Y. Ind. Dev. Agcy,
 Continuing Care Ret. Cmnty Rev.,
 First Mtge., Jefferson Ferry,
 Ser. A                            NR            7.25        11/01/28        1,000              956,630
                                                                                         --------------
                                                                                             36,260,695
----------------------------------------------------------------------------------------
North Dakota  1.2%
Mercer Cnty., Antelope Valley
 Station, A.M.B.A.C                Aaa           7.20        6/30/13        10,000           11,525,100
----------------------------------------------------------------------------------------
Ohio  4.2%
Cleveland Pub. Pwr. Sys. Rev.,
 First Mtge., M.B.I.A.             Aaa           Zero        11/15/12        1,000              497,640
 First Mtge., M.B.I.A.             Aaa           Zero        11/15/13        1,500              701,445
Franklin Cnty. Hosp. Rev., Senior
 Doctors Hlth. Corp.               Baa3          5.60        12/01/28       10,000            7,189,100
Mahoning Valley San. Dist. Wtr.
 Rev.                              NR            7.75        5/15/19         8,000(c)         8,874,880
Ohio St. Air Quality Dev. Auth.
 Ref., Amt. Coll. Poll. Ctrl.,
 Ser. A                            Ba1           6.10        8/01/20         3,000            2,721,630
Ohio St. Solid Wste. Rev.,
 Cscltd. Proj., A.M.T.             NR            8.50        8/01/22         7,000            5,827,710
 Rep. Eng. Steels, Inc., A.M.T.    NR            9.00        6/01/21         2,250              714,420
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs.,
 1st Mtge., Toledo Edison, A.M.T.  Ba1           8.00        10/01/23        5,500            5,846,225
Ohio St. Air Quality Dev. Auth.
 Ref., Amt. Coll. Poll. Ctrl.,
 Ser. A                            Ba1           6.10        8/01/20         3,000            2,721,630

    22                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Stark Cnty. Hlthcare. Facs. Rev.,
 Rose Lane, Inc. Proj.             NR            9.00%       12/01/23   $    6,135(c)    $    6,874,881
                                                                                         --------------
                                                                                             41,969,561
----------------------------------------------------------------------------------------
Oklahoma  0.3%
Tulsa Ind. Dev. Auth., Univ.
 Tulsa, Ser. A, M.B.I.A.           Aaa           6.00        10/01/16        3,250(f)         3,409,705
----------------------------------------------------------------------------------------
Oregon  0.7%
Klamath Falls Elec. Rev. Ref.,
 Sr. Lien                          NR            6.00        1/01/25         8,250            7,186,492
----------------------------------------------------------------------------------------
Pennsylvania  4.4%
Allegheny Cnty. Hosp. Rev., West
 Penn. Hosp. Hlth. Ctr.            NR            8.50        1/01/20         2,800            2,891,000
Berks Cnty. Mun. Auth. Rev.,
 Alvernia Coll. Proj.              NR            7.75        11/15/16        5,240            5,558,225
Dauphin Cnty. Gen. Auth. Hosp.
 Rev., NW Med. Ctr. Proj.          BBB-(b)       8.625       10/15/13        6,145            6,730,312
Delaware Cnty. Ind. Dev. Auth.
 Rev., Refund. Res. Rec. Facs.,
 Ser A                             B2            6.00        1/01/09         6,500            5,963,100
Philadelphia Auth. Ind. Dev. Rev.  NR            7.75        12/01/17        5,000            5,236,400
Philadelphia Hosps. & Higher Edl.
 Facs. Auth. Rev.,
 Grad. Hlth. Sys.                  Ca            7.00        7/01/05         2,500(e)           887,500
 Grad. Hlth. Sys.                  Ca            7.25        7/01/18         3,435(e)         1,219,425
 Grad. Hlth. Sys., Ser. A          Ca            6.25        7/01/13         3,050(e)         1,082,750
Philadelphia Wtr. & Wstewtr.
 Auth. Rev., M.B.I.A.              Aaa           6.25        8/01/12         3,000            3,242,970
Somerset Cnty. Hosp. Auth. Rev.,
 Hlthcare. First Mtge.             NR            8.40        6/01/09         2,055            2,162,291
 Hlthcare. First Mtge.             NR            8.50        6/01/24         8,805            9,274,571
                                                                                         --------------
                                                                                             44,248,544

    See Notes to Financial Statements                                     23

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Rhode Island  1.1%
Rhode Island Redev. Agcy., Ser. A  NR            8.00%       9/01/24    $   10,305       $   10,732,657
----------------------------------------------------------------------------------------
South Carolina  1.0%
So. Carolina Jobs Econ. Dev.,
 First Mtge. Lutheran Homes        NR            6.625       5/01/28         5,000            4,624,750
 Solid Wste. Recycling Facs. Rev.  NR            9.00        12/01/11        2,000            1,971,820
So. Carolina St. Hsg. Fin. & Dev.
 Auth., Homeownership Mtge.
 A.M.T.                            Aa2           7.75        7/01/22         2,960            3,023,818
                                                                                         --------------
                                                                                              9,620,388
----------------------------------------------------------------------------------------
South Dakota  0.8%
Education Lns., Inc. Student Ln.
 Rev., A.M.T.                      A2            5.60        6/01/20         3,300            3,049,167
So. Dakota Econ. Dev. Fin. Auth.,
 Dakota Park, A.M.T.               NR            10.25       1/01/19         4,775            4,895,091
                                                                                         --------------
                                                                                              7,944,258
----------------------------------------------------------------------------------------
Tennessee  3.1%
Memphis Center City Rev. Fin.
 Corp., Ser. B                     NR            6.50        9/01/28        26,000           23,707,840
Rutherford Cnty. Hlth. & Edl.
 Facs. Brd., First Mtge. Rev.      NR            9.50        12/01/19        6,300            6,827,562
                                                                                         --------------
                                                                                             30,535,402
----------------------------------------------------------------------------------------
Texas  6.6%
Austin Hsg. Fin. Corp., Multifam.
 Hsg. Rev., Stony Creek, Ser. A    NR            7.75        11/01/29        9,390            9,208,679
Beaumont Hsg. Fin. Corp., Sngl.
 Fam. Mtge. Rev.                   A1            9.20        3/01/12           960            1,084,771
Dallas-Fort Worth Int'l Arpt.
 Facs. Impvt. Corp. Rev.,
 American Airlines, Inc.           Baa1          7.25        11/01/30        7,000            7,136,780
Harris Cnty., Ref. Toll Road Sub.
 Lien                              Aaa           6.00        8/01/14        13,075           13,490,916

    24                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Houston Arpt. Sys. Rev.,
 Spec. Facs. Continental
 Airlines, Ser. C                  Ba1           6.125%      7/15/27    $    5,800       $    5,059,572
 Sub. Lien, Ser. C, F.G.I.C.       Aaa           5.00        7/01/28         2,950            2,513,901
Katy Texas Dev. Auth. Rev., Tax
 Increment Contract, Ser. B        NR            6.00        6/01/18         4,000            3,716,560
Keller Ind. Sch. Dist., Cap.
 Apprec. Ref., Ser. A, P.S.F.G.    Aaa           Zero        8/15/17         4,075            1,465,655
Meadow Parc Dev. Inc. Multifam.
 Rev. Hsg. Meadow Proj.            NR            6.50        12/01/30        5,000            4,546,550
New Braunfels Ind. Sch. Dist.,
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/08         2,365            1,551,275
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/09         2,365            1,464,195
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/12         2,365            1,218,519
Round Rock Ind. Sch. Dist., Gen.
 Oblig., M.B.I.A.                  Aaa           Zero        8/15/11         4,385            2,336,723
San Antonio Elec. & Gas Rev.,
 F.G.I.C., Ser. B                  Aaa           Zero        2/01/12         7,500            3,886,425
Texas Mun. Pwr. Agcy. Rev.,
 M.B.I.A.                          Aaa           Zero        9/01/15        17,300            7,100,266
                                                                                         --------------
                                                                                             65,780,787
----------------------------------------------------------------------------------------
Utah  0.1%
Carbon Cnty. Solid Wste. Disp.
 Rev. Ref., Laidlaw
 Environmental, Ser. A, A.M.T.     NR            7.45        7/01/17         1,000              899,230
Tooele Cnty. Poll. Ctrl. Rev.
 Ref., Laidlaw Environmental,
 Ser. A, A.M.T.                    NR            7.55        7/01/27         4,000              599,920
                                                                                         --------------
                                                                                              1,499,150
----------------------------------------------------------------------------------------
Virginia  2.0%
Loudoun Cnty. Ind. Dev. Auth.
 Rev.                              NR            7.125       9/01/15         2,000            2,050,580
Norfolk Redev. & Hsg. Auth.,
 Multifam. Rental Hsg. Facs.
 Rev., A.M.T.                      NR            8.00        9/01/26         6,000            5,801,940

    See Notes to Financial Statements                                     25

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Pittsylvania Cnty. Ind. Dev.
 Auth. Rev. Multitrade, A.M.T.     NR            7.55%       1/01/19    $    9,000       $    9,177,570
Pocahontas Pkwy. Assoc. Toll Rd.
 Rev.,
 Cap. Apprec., Ser. B              Baa3          Zero        8/15/16         7,000            2,220,750
 Cap. Apprec., Ser. C              Ba1           Zero        8/15/16         3,300              983,136
                                                                                         --------------
                                                                                             20,233,976
----------------------------------------------------------------------------------------
Washington  2.5%
Bellevue Conv. Ctr. Auth.,
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/10           870              506,079
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/11         1,200              658,956
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/12         1,300              669,799
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/14         1,385              629,011
Thurston Cnty. Sch. Dist. 333,
 F.G.I.C.                          Aaa           Zero        12/01/12        6,830            3,357,492
 F.G.I.C., Ser. B                  Aaa           Zero        12/01/11        6,415            3,362,871
Washington St. Ref., Ser R-97A     Aa1           Zero        7/01/16         7,000            2,715,860
Washington St. Pub. Pwr. Supply
 Sys. Rev.,
 Nuclear Proj. No. 1, Ser. B       Aa1           7.25        7/01/09         5,000            5,527,550
 Nuclear Proj. No. 3, M.B.I.A.     Aaa           Zero        7/01/17         5,000            1,799,350
 Nuclear Proj. No. 3, Ser. B,
 M.B.I.A.                          Aaa           7.125       7/01/16         5,000            5,744,100
                                                                                         --------------
                                                                                             24,971,068
----------------------------------------------------------------------------------------
West Virginia  0.8%
So. Charleston Ind. Dev. Rev.,
 Union Carbide Chem. & Plastics
 Co., A.M.T.                       Baa2          8.00        8/01/20         2,450            2,510,711
Weirton Poll. Ctrl. Rev., Weirton
 Steel Proj.                       B2            8.625       11/01/14        2,700            2,662,740
West Virginia St. Pkwys. Econ.
 Dev. & Tourism Auth., F.G.I.C.    Aaa           7.129       5/16/19         3,250(b)         3,095,625
                                                                                         --------------
                                                                                              8,269,076

    26                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Wisconsin  1.0%
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev.,                        NR            8.125%      12/01/22   $    1,500       $    1,476,225
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev., Oconto Falls Tissue
 Inc. Proj., A.M.T.                NR            7.75        12/01/22        8,800            8,535,032
                                                                                         --------------
                                                                                             10,011,257
                                                                                         --------------
Total long-term investments (cost
 $1,008,745,342)                                                                            987,096,908
                                                                                         --------------
SHORT-TERM INVESTMENTS  2.1%
----------------------------------------------------------------------------------------
California  0.1%
Newport Beach Rev., Var. Hoag
 Mem. Hosp., F.R.D.D., Ser. A      VMIG1         6.00        5/01/00         1,200            1,200,000
----------------------------------------------------------------------------------------
Florida  0.5%
Jacksonville Electric Auth. Rev.,
 Merlots, F.R.W.D., Ser. F         VMIG1         4.90        5/03/00         4,705            4,705,000
----------------------------------------------------------------------------------------
Illinois  0.1%
Madison Cnty. Enviromental Impvt.
 Rev., Shell Wood Rvr. Proj.,
 A.M.T., F.R.D.D., Ser. A          VMIG1         6.20        5/01/00           500              500,000
----------------------------------------------------------------------------------------
Louisiana  0.1%
St. Charles Parish Poll. Ctrl.
 Rev., Shell Oil Co. Proj.,
 F.R.D.D., A.M.T., Ser. A          VMIG1         6.20        5/01/00           900              900,000
West Baton Rouge Parish Ind.
 Dist. No. 3 Rev., Dow Chemical
 Co. Proj., F.R.D.D., A.M.T.,
 Ser. 93                           P1            6.25        5/01/00           400              400,000
                                                                                         --------------
                                                                                              1,300,000

    See Notes to Financial Statements                                     27

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Nevada
Washoe Cnty. Wtr. Facs. Rev.,
 Sierra Pac. Pwr. Co. Proj.,
 A.M.T., F.R.D.D., Ser. 90         P1            6.25%       5/01/00    $      400       $      400,000
----------------------------------------------------------------------------------------
South Carolina  0.2%
Florence Cnty. South Carolina
 Solid Wste. Disp. & Wstewtr.
 Treatment Facs. Rev., A.M.T.,
 F.R.D.D.                          A1(b)         6.25        5/01/00         1,500            1,500,000
----------------------------------------------------------------------------------------
Texas  0.6%
Brazos River Auth. Poll. Ctrl.
 Rev., A.M.T., F.R.D.D, Ser. 96C   VMIG1         6.25        5/01/00           800              800,000
Brazos River Harbor Nav. Dist.
 Rev., Dow Chemical Co., Ser.
 92A, F.R.D.D., A.M.T.             P1            6.25        5/01/00           300              300,000
Gulf Coast Ind. Dev. Auth., Texas
 Env. Facs. Rev., F.R.D.D.         VMIG1         6.25        5/01/00           200              200,000
Gulf Coast Wste. Disp. Auth.
 Facs. Rev. Ser. 97, F.R.D.D.,
 A.M.T.                            P1            6.25        5/01/00           600              600,000
Gulf Coast Wste. Disp. Auth.,
 Texas Environmental Facs. Rev.    A1(b)         6.20        5/01/00           800              800,000
 Texas Environmental Facs. Rev.,
 A.M.T., F.R.D.D.                  VMIG1         6.20        5/01/00           200              200,000
Midlothian Ind. Dev. Corp. Exempt
 Facs. Rev., A.M.T., F.R.D.D.      A-1+(b)       6.25        5/01/00         1,700            1,700,000
Port Corpus Christi Ind. Citgo
 Petroleum Corp. Proj., A.M.T.,
 F.R.D.D.                          VMIG1         6.25        5/01/00           100              100,000
West Side Calhoun Cnty. Nav.
 Dist., Swr. & Solid Wste. Disp.
 Rev. Proj., A.M.T., F.R.D.D.,
 Ser. 96                           P-1           6.20        5/01/00         1,600            1,600,000
                                                                                         --------------
                                                                                              6,300,000

    28                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Virginia  0.5%
Virginia St. Hsg. Dev. Auth.
 Commwlth. Mtge., Merlots,
 F.R.W.D., A.M.T., Ser. C          VMIG1         5.23%       5/03/00    $    5,000       $    5,000,000
                                                                                         --------------
Total short-term investments
 (cost $20,905,000)                                                                          20,905,000
                                                                                         --------------
Total Investments  100.8%
 (cost $1,029,650,342; Note 4)                                                            1,008,001,908
Liabilities in excess of other
 assets  (0.8)%                                                                              (8,423,949)
                                                                                         --------------
Net Assets  100%                                                                         $  999,577,959
                                                                                         --------------
                                                                                         --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation
     A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.R.W.D.--Floating Rate (Weekly) Demand Note (d)
     G.N.M.A.--Government National Mortgage Association
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
     R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount segregated as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     29

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities

                                                                  April 30, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,029,650,342)                       $1,008,001,908
Interest receivable                                                   20,351,584
Receivable for investments sold                                       18,417,589
Receivable for Series shares sold                                        765,689
Deferred expenses and other assets                                        18,296
                                                                  --------------
      Total assets                                                 1,047,555,066
                                                                  --------------
LIABILITIES
Bank overdraft                                                            66,243
Payable for investments purchased                                     43,844,420
Payable for Series shares reacquired                                   1,638,576
Dividends payable                                                      1,522,316
Management fee payable                                                   413,858
Distribution fee payable                                                 312,628
Due to broker - variation margin                                          85,562
Accrued expenses                                                          93,504
                                                                  --------------
      Total liabilities                                               47,977,107
                                                                  --------------
NET ASSETS                                                        $  999,577,959
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      978,381
   Paid-in capital in excess of par                                1,057,696,707
                                                                  --------------
                                                                   1,058,675,088
   Undistributed net investment income                                    36,989
   Accumulated net realized loss on investments                      (37,273,075)
   Net unrealized depreciation of investments                        (21,861,043)
                                                                  --------------
Net assets, April 30, 2000                                        $  999,577,959
                                                                  --------------
                                                                  --------------

    30                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Assets and Liabilities Con't.

                                                                  April 30, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($503,873,795
      / 49,316,443 shares of beneficial interest issued and
      outstanding)                                                        $10.22
   Maximum sales charge (3% of offering price)                               .32
                                                                  --------------
   Maximum offering price to public                                       $10.54
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($457,840,842 / 44,814,840 shares of beneficial
      interest issued and outstanding)                                    $10.22
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share ($30,060,824
      / 2,942,485 shares of beneficial interest issued and
      outstanding)                                                        $10.22
   Sales charge (1% of offering price)                                       .10
                                                                  --------------
   Offering price to public                                               $10.32
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,802,498 / 764,357 shares of beneficial interest
      issued and outstanding)                                             $10.21
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     31

       Prudential Municipal Bond Fund      High Income Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  73,960,296
                                                                    --------------
Expenses
   Management fee                                                        5,495,099
   Distribution fee--Class A                                             1,267,219
   Distribution fee--Class B                                             2,799,395
   Distribution fee--Class C                                               245,716
   Transfer agent's fees and expenses                                      409,000
   Custodian's fees and expenses                                           146,000
   Reports to shareholders                                                  73,000
   Registration fees                                                        65,000
   Trustees' fees and expenses                                              26,000
   Legal fees and expenses                                                  20,000
   Insurance expense                                                        17,000
   Audit fees and expenses                                                  15,000
   Miscellaneous                                                            14,799
                                                                    --------------
      Total expenses                                                    10,593,228
Less: Management fee waiver                                                (50,963)
    Custodial fee credit                                                    (7,345)
                                                                    --------------
       Net expenses                                                     10,534,920
                                                                    --------------
Net investment income                                                   63,425,376
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (13,602,468)
   Financial futures contract transactions                                 822,156
   Written and purchased options                                          (143,900)
                                                                    --------------
                                                                       (12,924,212)
                                                                    --------------
Net change in unrealized depreciation of:
   Investments                                                         (91,235,563)
   Financial futures contracts                                            (396,984)
                                                                    --------------
                                                                       (91,632,547)
                                                                    --------------
Net loss on investments                                               (104,556,759)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (41,131,383)
                                                                    --------------
                                                                    --------------

    32                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Statement of Changes in Net Assets

                                                      Year              Year
                                                     Ended             Ended
                                                 April 30, 2000    April 30, 1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   63,425,376    $   65,281,521
   Net realized gain (loss) on investment
      transactions                                  (12,924,212)          626,227
   Net change in unrealized depreciation of
      investments                                   (91,632,547)      (12,001,065)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                     (41,131,383)       53,906,683
                                                 --------------    --------------
Dividends from net investment income (Note 1)
      Class A                                       (29,722,571)      (27,230,164)
      Class B                                       (31,310,165)      (35,903,105)
      Class C                                        (1,755,953)       (1,344,435)
      Class Z                                          (636,687)         (803,817)
                                                 --------------    --------------
                                                    (63,425,376)      (65,281,521)
                                                 --------------    --------------
Series share transactions (net of share
   conversions) (Note 5):
   Net proceeds from shares sold                    195,654,738       271,203,411
   Net asset value of shares issued in
      reinvestment of dividends                      29,467,610        30,134,516
   Cost of shares reacquired                       (332,423,850)     (199,757,462)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                    (107,301,502)      101,580,465
                                                 --------------    --------------
Total increase (decrease)                          (211,858,261)       90,205,627
NET ASSETS
Beginning of year                                 1,211,436,220     1,121,230,593
                                                 --------------    --------------
End of year(a)                                   $  999,577,959    $1,211,436,220
                                                 --------------    --------------
                                                 --------------    --------------
---------------
(a) Includes undistributed net investment
income of                                        $       36,989    $           --
                                                 --------------    --------------
                                                 --------------    --------------

    See Notes to Financial Statements                                     33

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
----------------------------------------------------------------------------------------
Alabama  2.8%
Huntsville Solid Wste. Disp.
 Auth., F.G.I.C., A.M.T.           Aaa           7.00%       10/01/08   $    2,000       $    2,057,840
Jefferson Cnty. Swr. Rev. Wste.,
 Ser. A, F.G.I.C.                  Aaa           5.375       2/01/27         8,000            7,386,080
                                                                                         --------------
                                                                                              9,443,920
----------------------------------------------------------------------------------------
Alaska  2.6%
Anchorage Hosp. Rev., Sisters of
 Providence, A.M.B.A.C.            Aaa           7.125       10/01/05        5,000            5,249,700
No. Slope Boro., Cap. Apprec.,
 Ser. A, M.B.I.A.                  Aaa           Zero        6/30/06         5,000            3,572,800
                                                                                         --------------
                                                                                              8,822,500
----------------------------------------------------------------------------------------
Arizona  3.0%
Maricopa Cnty. Ind. Dev. Auth.
 Rev.,
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.00        12/01/00          625              634,450
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.50        12/01/13        1,045(c)         1,084,396
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.50        12/01/13        1,205            1,247,380
Maricopa Cnty. Unified Sch. Dist.
 No. 69, Paradise Valley, Ser. E,
 F.G.I.C.                          Aaa           6.80        7/01/12         3,700            4,205,753
Tucson Arizona Street & Highway
 User Rev., Jr. Lien, Ser. E,
 F.G.I.C.                          Aaa           5.00        7/01/17         3,000            2,815,410
                                                                                         --------------
                                                                                              9,987,389
----------------------------------------------------------------------------------------
California  6.4%
Castaic Lake Wtr. Agcy. Rev.
 Ctfs. Part.,
 A.M.B.A.C.                        Aaa           Zero        8/01/21        10,445            2,935,881
 A.M.B.A.C.                        Aaa           Zero        8/01/23        10,445            2,582,004

    34                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Contra Costa Wtr. Dist. Wtr.
 Rev., Ser. E, A.M.B.A.C.          Aaa           6.25%       10/01/12   $    1,455       $    1,608,939
Inland Empire Solid Wste. Fin.
 Auth., Landfill Impvt. Fin.,
 Proj. B, F.S.A.                   Aaa           6.00        8/01/16         2,000            2,145,600
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/13         2,015              970,102
San Diego Cnty. Wtr. Auth. Wtr.
 Rev., Ctfs. of Part., F.G.I.C.    Aaa           7.087       4/26/06         5,800            6,140,750
So. Orange Cnty. Pub. Fin. Auth.,
 Foothill Area Proj., F.G.I.C.     Aaa           8.00        8/15/08         2,000            2,395,660
Victor Valley Element. Sch.
 Dist.,
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa           Zero        6/01/17         3,550            1,325,037
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa           Zero        6/01/18         3,700            1,289,968
                                                                                         --------------
                                                                                             21,393,941
----------------------------------------------------------------------------------------
Colorado  2.2%
Denver City & Cnty. Arpt. Rev.,
 Ser. C, M.B.I.A.                  Aaa           5.60        11/15/11        5,000            5,020,050
E-470 Public Highway Auth.
 Colorado Rev., Cap. Apprec.,
 Ser. B, M.B.I.A.                  Aaa           Zero        9/01/20         7,000            2,045,680
Jefferson Cnty. Sngl. Fam. Mtge.
 Rev., Ser. A, M.B.I.A.            Aaa           8.875       10/01/13          190              196,992
                                                                                         --------------
                                                                                              7,262,722
----------------------------------------------------------------------------------------
District Of Columbia  7.7%
Dist. of Columbia Hosp. Rev.
 Medlantic Hlthcare Grp.,
 M.B.I.A.                          Aaa           5.875       8/15/19         3,500            3,507,595
 M.B.I.A.                          Aaa           5.75        8/15/26         3,000            2,920,440
Dist. of Columbia Met. Area
 Trans. Auth.,
 Gross Rev., F.G.I.C.              Aaa           6.00        7/01/09         2,400            2,529,528
 Gross Rev., F.G.I.C.              Aaa           6.00        7/01/10         1,500            1,582,845

    See Notes to Financial Statements                                     35

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Dist. of Columbia Ref.,
 Ser. A, M.B.I.A.                  Aaa           6.50%       6/01/10    $    6,000       $    6,505,740
 Ser. B, F.S.A.                    Aaa           5.50        6/01/10         4,565            4,585,817
Dist. of Columbia, Assoc.
 American Med. Colleges,
 A.M.B.A.C.                        Aaa           5.375       2/15/27         4,500            4,126,410
                                                                                         --------------
                                                                                             25,758,375
----------------------------------------------------------------------------------------
Florida  4.2%
Brevard Hlth. Facs. Auth. Rev.,
 Holmes Reg'l. Med. Ctr.,
 M.B.I.A.                          Aaa           5.60        10/01/10        6,000            6,112,740
Dade Cnty. Edl. Facs. Auth. Rev.
 Ref., Univ. Miami, Ser. A,
 M.B.I.A.                          Aaa           5.625       4/01/06         2,000            2,056,120
Orange Cnty. Hlth. Facs. Auth.
 Rev. Hosp., Preref., Ser. A       Aaa           6.25        10/01/07        2,235(c)         2,387,851
Orange Cnty. Hlth. Facs. Auth.
 Rev., Unref., Ser. A, M.B.I.A.    Aaa           6.25        10/01/07          925              983,562
Palm Beach Cnty. Solid Wste.
 Auth. Rev. Ref.,
 Ser. A, A.M.B.A.C.                Aaa           6.00        10/01/09          295              313,072
 Ser. A, A.M.B.A.C.                Aaa           6.00        10/01/09        2,205            2,331,655
                                                                                         --------------
                                                                                             14,185,000
----------------------------------------------------------------------------------------
Georgia  1.8%
Atlanta Arpt. Facs. Rev.,
 A.M.B.A.C.                        Aaa           6.50        1/01/10         2,000            2,181,240
Georgia Mun. Elec. Auth., Pwr.
 Rev., M.B.I.A.                    Aaa           6.20        1/01/10         3,495            3,733,114
                                                                                         --------------
                                                                                              5,914,354
----------------------------------------------------------------------------------------
Hawaii  2.8%
Hawaii St. Dept. Bdg. & Fin.
 Special Purpose Rev., Hawaiian
 Electric Co. Inc. Pjs., Ser. C.   Aaa           6.20        11/01/29        8,000            8,051,440

    36                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Honolulu Hawaii City & Cnty.
 Wstewtr. Sys.,
 Rev. Cap. Apprec., F.G.I.C.       Aaa           Zero        7/01/18    $    1,465       $      492,386
 Rev. Cap. Apprec., F.G.I.C.       Aaa           Zero        7/01/19         2,305              725,545
                                                                                         --------------
                                                                                              9,269,371
----------------------------------------------------------------------------------------
Illinois  6.7%
Arlington Hts. Park Dist., Cap.
 Apprec., Ser. E, A.M.B.A.C.       Aaa           Zero        12/01/13        4,175            1,927,013
Chicago Illinois Ser. A, F.G.I.C.  Aaa           6.75%       1/01/35         2,000            2,156,160
Chicago Midway Arpt. Rev., Ser.
 B, M.B.I.A., A.M.T.               Aaa           5.75        1/01/22         5,000            4,819,700
Chicago O' Hare Int'l. Arpt.
 Rev., Pass. Facs. Chrg., Ser. A,
 A.M.B.A.C.                        Aaa           5.625       1/01/15         2,000            1,987,000
Chicago Skyway Toll Brdg. Rev.,
 M.B.I.A.                          Aaa           5.50        1/01/23           650              612,248
Chicago Wstewtr. Trans. Rev.,
 Cap. Apprec. Ref., Ser. A,
 M.B.I.A.                          Aaa           Zero        1/01/21         8,655            2,444,259
Chicago Wtr. Rev., Cap. Apprec.,
 F.G.I.C.                          Aaa           Zero        11/01/16        3,055            1,151,246
Onterie Ctr. Hsg. Fin. Corp.
 Mtge. Rev.,
 Ser. A, M.B.I.A.                  Aaa           7.00        7/01/12         1,575            1,634,188
 Ser. A, M.B.I.A.                  Aaa           7.05        7/01/27         5,400            5,610,600
                                                                                         --------------
                                                                                             22,342,414
----------------------------------------------------------------------------------------
Indiana  1.6%
Trans. Fin. Auth. Hwy., Ser. A     Aa2           5.50        12/01/22        5,500            5,286,710
----------------------------------------------------------------------------------------
Louisiana  0.7%
New Orleans, Gen. Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa           Zero        9/01/09         4,000            2,407,360

    See Notes to Financial Statements                                     37

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Maine  0.7%
Maine Str. Turnpike Auth. Rev.,
 F.G.I.C.                          Aaa           5.50%       7/01/30    $    2,500       $    2,362,950
----------------------------------------------------------------------------------------
Massachusetts  0.6%
Massachusetts St. Hlth. & Edl.
 Facs. Auth. Rev., F.G.I.C.        Aaa           5.875       10/01/29        2,000            1,979,180
----------------------------------------------------------------------------------------
Michigan  4.5%
Detroit Dwntwn. Dev., Ser. A,
 A.M.B.A.C.                        Aaa           5.75        7/15/15         1,820            1,834,051
Detroit Michigan Sewage Disposal
 Rev.,
 Non-prerefunded                   Aaa           6.857       7/01/23         1,500(d)         1,365,000
 Prerefunded                       Aaa           6.857       7/01/23         5,000(c)(d)      5,256,250
Michigan St. Hosp. Fin. Auth.
 Rev., Mid. Michigan Oblig.,
 M.B.I.A.                          Aaa           7.50        6/01/15         2,350(c)         2,403,298
Saginaw Hosp. Fin. Auth., St.
 Luke's Hosp., Ser. C, M.B.I.A.    Aaa           6.50        7/01/11         4,000            4,142,760
                                                                                         --------------
                                                                                             15,001,359
----------------------------------------------------------------------------------------
Mississipi  0.7%
Harrison Cnty. Wste. Wtr. Mgmt.
 Dist. Rev., Wstewtr. Treatmt.,
 Facs. Auth., F.G.I.C.             Aaa           6.50        2/01/06         2,400            2,482,128
----------------------------------------------------------------------------------------
Missouri  0.5%
Missouri St. Hlth. & Edl. Facs.
 Rev.,
 SSM Hlthcare, Ref., Ser. AA       Aaa           6.25        6/01/16           285(c)           298,084
 SSM Hlthcare, Unref., Ser. AA,
 M.B.I.A.                          Aaa           6.25        6/01/16         1,215            1,237,672
                                                                                         --------------
                                                                                              1,535,756
----------------------------------------------------------------------------------------
Montana  0.6%
Forsyth Poll. Ctrl. Rev., Puget
 Sound Pwr. & Lt. Co., 1st Mtge.,
 Ser. A, A.M.B.A.C.                Aaa           7.05        8/01/21         2,000            2,083,300

    38                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey  6.9%
East Orange Bd. Edl. Ctfs. Part.,
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/15    $      785       $      331,843
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/16           650              256,834
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/18         2,645              913,054
 Cap. Apprec., F.S.A.              Aaa           Zero        8/01/18           425              142,384
Jersey City Swr. Auth.,
 A.M.B.A.C.                        Aaa           6.00%       1/01/10         2,585            2,738,420
 A.M.B.A.C.                        Aaa           6.25        1/01/14         4,255            4,614,037
New Jersey Econ. Dev. Auth. Rev.,
 Natural Gas Facs. Rev.,
 M.B.I.A., A.M.T.                  Aaa           5.70        6/01/32         5,000            4,784,450
New Jersey Econ. Dev. Auth.,
 Mkt. Trans. Facs. Rev., M.B.I.A.  Aaa           5.875       7/01/11         5,900            6,069,920
 Mkt. Trans. Facs. Rev., Sr.
 Lien, M.B.I.A.                    Aaa           5.80        7/01/09         3,340            3,440,868
                                                                                         --------------
                                                                                             23,291,810
----------------------------------------------------------------------------------------
New York  13.5%
Islip Res. Rec., Ser. B,
 A.M.B.A.C.                        Aaa           7.20        7/01/10         1,750            1,977,815
Long Island Pwr. Auth. New York
 Elec. Sys. Rev.,
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/25         5,000            1,112,500
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/26         7,500            1,571,700
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/28         4,735              876,922
Met. Trans. Auth. N.Y. Trans.
 Facs. Rev., F.S.A.                Aaa           5.75        7/01/11         5,000            5,123,950
Metropolitan Trans. Auth. New
 York Dedicated Tax Fund F.G.I.C.  Aaa           6.00        4/01/30         3,000            3,019,890
New York City,
 Ser. G, M.B.I.A.                  Aaa           5.75        2/01/14         3,000            3,037,110
 Cap. Apprec., Ser. G, M.B.I.A.    Aaa           Zero        8/01/07         3,290            2,237,924
New York St. Dorm. Auth. Rev.,
 Montefiore Med. Ctr., A.M.B.A.C.  Aaa           6.00        8/01/08         3,400            3,564,152

    See Notes to Financial Statements                                     39

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
New York St. Envir. Facs. Corp.,
 Poll. Ctrl. Rev.                  Aaa           5.70%       7/15/12    $    2,375       $    2,424,661
 Poll. Ctrl. Rev.                  Aaa           5.75        7/15/13         1,060            1,081,720
 Poll. Ctrl. Rev.                  Aaa           5.80        7/15/14         3,755            3,829,424
New York St. Local Govt.
 Assistance Corp., Ref. Ser. E,
 M.B.I.A.                          Aaa           5.00        4/01/21         5,000            4,479,550
Port Auth. New York & New Jersey
 Cons., Ser. 99, F.G.I.C.          Aaa           5.90        11/01/11        7,665            7,882,609
Suffolk Cnty. Judicial Facs.
 Agcy. Serv. Agreement Rev.,
 A.M.B.A.C.                        Aaa           5.75        10/15/12        3,000            3,083,640
                                                                                         --------------
                                                                                             45,303,567
----------------------------------------------------------------------------------------
Ohio  0.3%
Lebanon Wtrwks. Sys. Rev. Ref.
 Impvt., 1st Mtg.                  Aaa           5.30        12/01/24        1,000              918,460
----------------------------------------------------------------------------------------
Oklahoma  2.4%
Norman Reg'l. Hosp. Auth., Rev.
 Ref., Ser. A, M.B.I.A.            Aaa           5.50        9/01/11         4,110            4,115,097
Oklahoma City Arpt. Trust, Jr.
 Lien, Ser. 24, A.M.B.A.C.,A.M.T.  Aaa           5.75        2/01/18         2,620            2,565,556
Oklahoma Hsg. Fin. Agcy. Single
 Family Rev., Amt. Mtg. Homeown.
 Loan Pg. Series A 2, G.N.M.A.,
 F.N.M.A.                          Aaa           6.35        9/01/27         1,430            1,439,538
                                                                                         --------------
                                                                                              8,120,191
----------------------------------------------------------------------------------------
Pennsylvania  0.9%
Philadelphia Mun. Auth. Rev.,
 Criminal Justice Ctr., Ser. A,
 M.B.I.A.                          Aaa           6.90        11/15/03        3,000            3,145,680
----------------------------------------------------------------------------------------
Puerto Rico  3.0%
Puerto Rico Pub. Bldgs. Auth.
 Rev., Gov't. Facs., Ser. A,
 A.M.B.A.C.                        Aaa           6.25        7/01/13         1,700            1,860,055

    40                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Tel. Auth. Rev.,
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           6.639%      1/25/07    $    4,100(c)    $    4,228,125
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           6.56        1/16/15         3,800(c)         4,004,250
                                                                                         --------------
                                                                                             10,092,430
----------------------------------------------------------------------------------------
South Dakota  1.7%
So. Dakota Hsg. Dev. Auth.,
 Homeownership Mtge., Ser. F,
 A.M.T.                            Aa1           5.80        5/01/28         5,975            5,681,986
----------------------------------------------------------------------------------------
Tennessee  1.6%
Met. Gov't. Nashville & Davidson
 Cnty. Wtr. & Swr. Rev.,
 A.M.B.A.C., R.I.B.S               Aaa           7.628       1/01/22         5,000(c)         5,356,250
----------------------------------------------------------------------------------------
Texas  9.6%
Austin Util. Sys. Rev. Comb.,
 Ser. A, M.B.I.A.                  Aaa           4.875       11/15/10        5,300            5,013,058
Austin Util. Sys. Rev.,
 Preref. Cap. Apprec., Ser. A      Aaa           5.40        5/15/03           725(c)           619,462
 Unref. Bal. Cap. Apprec., Ser. A  Aaa           5.40        5/15/03         3,275            2,791,610
Harris Cnty. Texas, Ref. Toll
 Road Sub. Lien, F.G.I.C.          Aaa           6.00        8/01/13         1,795            1,860,033
Houston Arpt. Sys. Rev.,           Aaa           7.20        7/01/13         3,900            4,325,295
Houston Arpt. Sys. Rev., Spec.
 Facs. People Mover, Ser. A,
 F.S.A.                            Aaa           6.00        7/15/05         3,255            3,364,791
Houston Wtr. & Swr. Sys. Rev.,
 Jr. Lien, Ser. C, F.G.I.C.        Aaa           5.375       12/01/27       10,000            9,137,800
 Ref. Jr. Lien, Ser. D             Aaa           6.125       12/01/25        3,000            3,005,130
Keller Ind. Sch. Dist., P.S.F.G.   Aaa           Zero        8/15/15         4,945            2,034,768
                                                                                         --------------
                                                                                             32,151,947
----------------------------------------------------------------------------------------
Virginia  2.3%
Richmond Met. Auth. Expwy. Rev.
 Ref., F.G.I.C.                    Aaa           5.25        7/15/22         5,265            4,862,228
Virginia Beach Hosp. Facs. Rev.,
 1st Mtge., A.M.B.A.C.             Aaa           6.00        2/15/10         1,220            1,274,070
 1st Mtge., A.M.B.A.C.             Aaa           6.00        2/15/13         1,455            1,525,175
                                                                                         --------------
                                                                                              7,661,473

    See Notes to Financial Statements                                     41

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Washington  5.4%
Washington St. Hlthcare Facs.
 Auth. Rev., Yakima Valley
 Memorial Hosp. Assoc.             AAA(b)        5.25%       12/01/20   $    2,500       $    2,247,175
Washington St. Pub. Pwr. Supply
 Sys.,
 Nuclear Proj. No. 1, Ser. A,
 M.B.I.A.                          Aaa           5.75        7/01/10         7,000            7,141,050
 Nuclear Proj. No. 2, Ser. A,
 M.B.I.A.                          Aaa           Zero        7/01/11         5,210            2,819,756
 Nuclear Proj. No. 2, Ser. B,
 F.G.I.C.                          Aaa           7.25        7/01/03         3,000(c)         3,074,070
 Nuclear Proj. No. 3, Ser. B,
 F.G.I.C.                          Aaa           Zero        7/01/08         4,500            2,876,400
                                                                                         --------------
                                                                                             18,158,451
Total long-term investments (cost
 $323,644,778)                                                                              327,400,974
                                                                                         --------------
SHORT-TERM INVESTMENTS  2.2%
----------------------------------------------------------------------------------------
Illinois  0.2%
Madison Cnty. Env. Improv. Rev.,
 Adj., F.R.D.D., A.M.T., Ser. A    A1+(b)        6.20        5/01/00           500              500,000
----------------------------------------------------------------------------------------
Louisiana  0.2%
Plaquemines Parish Env. Rev.,
 Adj. Ref. Bp. Exploration & Oil,
 F.R.D.D., A.M.T.                  P1            6.20        5/01/00           600              600,000
----------------------------------------------------------------------------------------
New Mexico  0.7%
Farmington Poll. Ctrl. Rev.,
 Merlots, F.R.W.D., Ser. DD        NR            4.90        5/03/00         2,500            2,500,000

    42                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   Moody's                              Principal
                                   Rating        Interest    Maturity   Amount           Value
Description (a)                    (Unaudited)   Rate        Date       (000)            (Note 1)
------------------------------------------------------------------------------------------------------------
Texas  1.1%
Brazos Rvr. Auth. Poll. Ctrl.
 Rev.,
 A.M.T., F.R.D.D., Ser. C          VMIG1         6.25%       5/01/00    $    1,200       $    1,200,000
 Texas Util. Elec. Co., F.R.D.D.,
 A.M.T., A.M.B.A.C.                VMIG1         6.25        5/01/00           100              100,000
Gulf Coast Wste. Disp. Auth.,
 Env. Fac. Rev., A.M.T., Ser. 98   A1+(b)        6.20        5/01/00         1,100            1,100,000
 Env. Fac. Rev., A.M.T., Ser. 97   P1            6.25        5/01/00         1,200            1,200,000
                                                                                         --------------
                                                                                              3,600,000
Total short-term investments
 (cost $7,200,000)                                                                            7,200,000
                                                                                         --------------
Total Investments  99.9% (cost
 $330,844,778; Note 4)                                                                      334,600,974
Other assets in excess of
 liabilities  0.1%                                                                              454,962
                                                                                         --------------
Net Assets  100%                                                                         $  335,055,936
                                                                                         --------------
                                                                                         --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate (Daily) Demand Note (e)
    F.R.W.D.--Floating Rate (Weekly) Demand Note (e)
  F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
    R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     43

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $330,844,778)                            $ 334,600,974
Cash                                                                        81,453
Interest receivable                                                      4,837,102
Receivable for investments sold                                          2,067,660
Receivable for Series shares sold                                          165,947
Deferred expenses and other assets                                           9,174
                                                                    --------------
      Total assets                                                     341,762,310
                                                                    --------------
LIABILITIES
Payable for investments purchased                                        5,552,479
Payable for Series shares reacquired                                       474,865
Dividends payable                                                          318,188
Management fee payable                                                     139,977
Accrued expenses                                                           130,691
Distribution fee payable                                                    90,174
                                                                    --------------
      Total liabilities                                                  6,706,374
                                                                    --------------
NET ASSETS                                                           $ 335,055,936
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     322,128
   Paid-in capital in excess of par                                    335,518,190
                                                                    --------------
                                                                       335,840,318
   Undistributed net investment income                                     162,490
   Accumulated net realized loss on investments                         (4,703,068)
   Net unrealized appreciation on investments                            3,756,196
                                                                    --------------
Net assets, April 30, 2000                                           $ 335,055,936
                                                                    --------------
                                                                    --------------

    44                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Assets and Liabilities Con't.

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($238,689,736 /
      22,954,663 shares of beneficial interest issued and
      outstanding)                                                          $10.40
   Maximum sales charge (3% of offering price)                                 .32
                                                                    --------------
   Maximum offering price to public                                         $10.72
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($91,988,842 / 8,837,394 shares of beneficial interest
      issued and outstanding)                                               $10.41
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($2,948,547 /
      283,270 shares of beneficial interest issued and
      outstanding)                                                          $10.41
   Sales charge (1% of offering price)                                         .11
                                                                    --------------
   Offering price to public                                                 $10.52
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,428,811 / 137,442 shares of beneficial interest issued
      and outstanding)                                                      $10.40
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements                                     45

       Prudential Municipal Bond Fund      Insured Series
             Statement of Operations

                                                                         Year
                                                                        Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  21,489,711
                                                                    --------------
Expenses
   Management fee                                                        1,898,781
   Distribution fee--Class A                                               609,390
   Distribution fee--Class B                                               655,259
   Distribution fee--Class C                                                22,410
   Transfer agent's fees and expenses                                      227,000
   Custodian's fees and expenses                                           115,000
   Registration fees                                                        55,000
   Reports to shareholders                                                  50,000
   Legal fees and expenses                                                  25,000
   Audit fees and expenses                                                  15,000
   Trustees' fees and expenses                                              15,000
   Insurance expense                                                         5,000
   Miscellaneous                                                             4,795
                                                                    --------------
      Total expenses                                                     3,697,635
   Less: Custodian fee credit                                               (1,630)
                                                                    --------------
    Net expenses                                                         3,696,005
                                                                    --------------
Net investment income                                                   17,793,706
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (4,988,005)
   Financial futures contract transactions                                 922,280
                                                                    --------------
                                                                        (4,065,725)
                                                                    --------------
Net change in unrealized depreciation on:
   Investments                                                         (25,355,553)
   Financial futures contracts                                             (33,038)
                                                                    --------------
                                                                       (25,388,591)
                                                                    --------------
Net loss on investments                                                (29,454,316)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (11,660,610)
                                                                    --------------
                                                                    --------------

    46                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Statement of Changes in Net Assets

                                                        Year              Year
                                                       Ended             Ended
                                                   April 30, 2000    April 30, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   17,793,706    $   20,209,415
   Net realized gain (loss) on investment
      transactions                                     (4,065,725)        1,085,264
   Net change in unrealized appreciation
      (depreciation) of investments                   (25,388,591)        8,633,133
                                                   --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                       (11,660,610)       29,927,812
                                                   --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (11,662,405)      (11,087,816)
      Class B                                          (5,906,384)       (8,878,895)
      Class C                                            (128,146)          (74,699)
      Class Z                                             (96,771)         (168,005)
                                                   --------------    --------------
                                                      (17,793,706)      (20,209,415)
                                                   --------------    --------------
   Dividends in excess of net investment income
      Class A                                                  --          (165,620)
      Class B                                                  --          (128,222)
      Class C                                                  --            (1,348)
      Class Z                                                  --            (2,596)
                                                   --------------    --------------
                                                               --          (297,786)
                                                   --------------    --------------
   Dividends from net capital gains
      Class A                                                  --        (2,053,682)
      Class B                                                  --        (1,589,957)
      Class C                                                  --           (16,718)
      Class Z                                                  --           (32,185)
                                                   --------------    --------------
                                                               --        (3,692,542)
                                                   --------------    --------------
Series share transactions (net of share
   conversions)
   (Note 5):
   Net proceeds from shares sold                       57,490,106        56,402,154
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    10,004,943        13,991,834
   Cost of shares reacquired                         (136,825,105)     (104,987,356)
                                                   --------------    --------------
   Net decrease in net assets from Series share
      transactions                                    (69,330,056)      (34,593,368)
                                                   --------------    --------------
Total decrease                                        (98,784,372)      (28,865,299)
NET ASSETS
Beginning of year                                     433,840,308       462,705,607
                                                   --------------    --------------
End of year(a)                                     $  335,055,936    $  433,840,308
                                                   --------------    --------------
                                                   --------------    --------------
---------------
(a) Includes undistributed net investment income
of                                                 $      162,490    $           --
                                                   --------------    --------------
                                                   --------------    --------------

    See Notes to Financial Statements                                     47

       Prudential Municipal Bond Fund
             Notes to Financial Statements
      Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.
      The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
Note 1. Accounting Policies
Securities Valuation:    Municipal securities (including commitments to purchase
such securities on a 'when-issued' basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or
    48

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.
      The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          49

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason no federal income tax provision is required.
      Dividends and Distributions:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 2000, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized loss by $36,989 and $162,490 due to the sale of securities purchased with market discount for the High Income and Insured Series, respectively.
      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI,' the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of the High Income Series management fee, which amounted to $50,963 for the year ended April 30, 2000. Such amount represents .05 of 1% of average daily net assets, or $.005 per share for the year
    50

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
ended April 30, 2000. The Series is not required to reimburse PIFM for such waiver. Effective June 1, 1999, PIFM eliminated its voluntary waiver of a portion of its management fee.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended April 30, 2000, such expenses for the Fund were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.
      PIMS has advised the High Income Series and Insured Series that it received approximately $267,400 ($167,500-Class A; $99,900-Class C) and $30,200 ($27,500-Class A; $2,700-Class C), respectively, in front-end sales charges during the year ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2000, it received approximately $1,254,000 ($1,214,600-Class B; $39,400-Class C) and $184,200 ($182,200-Class B;
$2,000-Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
      PIC, PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.
      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA
                                                                          51

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
during the year ended April 30, 2000. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 2000, the Fund incurred fees of approximately $530,200 ($352,100-High Income Series; $178,100-Insured Series) for the services of PMFS. As of April 30, 2000, approximately $42,200 ($28,200-High Income Series; $14,000-Insured Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 2000, were as follows:

Series                                                     Purchases         Sales
-------------------------------------------------------   ------------    ------------
High Income                                               $293,848,358    $375,320,040
Insured                                                     97,151,939     166,486,956

      At April 30, 2000, the High Income Series sold 176 U.S. Treasury bond futures expiring in June 2000. The values of these financial futures contracts at April 30, 2000 were as follows:

                                                                          High Income
                                                                            Series
                                                                          -----------
Value at disposition                                                      $16,782,391
Value at April 30, 2000                                                    16,995,000
                                                                          -----------
Unrealized loss                                                           $  (212,609)
                                                                          -----------
                                                                          -----------

      Transactions in options written during the year ended April 30, 2000 for the High Income Series were as follows:

                                                                  Number of    Premiums
                                                                  Contracts    Received
                                                                  ---------    --------
Options outstanding at April 30, 1999                                   --           --
Options written                                                        400     $425,375
Options expired                                                        400      425,375
                                                                  ---------    --------
Options outstanding at April 30, 2000                                   --     $     --

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
      The federal income tax basis of the Fund's investments, at April 30, 2000 was $1,008,001,908 for High Income Series and $334,600,974 for Insured Series and, accordingly, net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

                                           Net unrealized         Gross           Gross
                                            appreciation       unrealized      unrealized
Series                                     (depreciation)      appreciation    depreciation
-----------------------------------------  ---------------     -----------     -----------
High Income                                 $ (23,104,186)     $35,366,075     $58,470,261
Insured                                         3,756,196        8,819,696       5,063,500

      The High Income Series has a net capital loss carryforward as of April 30, 2000 of approximately $26,590,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in
2005, $554,000 expires in 2006, $3,137,000 expires in 2007 and $5,906,000 expires in 2008. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
      The Insured Series has a capital loss carryforward as of April 30, 2000 of approximately $2,919,000, which expires in 2008. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.
      In addition, the High Income Series and Insured Series elected to treat net realized capital losses of approximately $9,439,586 and $1,784,353, respectively incurred in the year ended April 30, 2000 as having been incurred in the following fiscal year.
Note 5. Capital
The High Income Series and Insured Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
                                                                          53

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.
      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                    High Income Series                 Insured Series
                                          Class A                          Class A
                               -----------------------------     ---------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                   11,155,788     $ 118,089,368      4,272,410     $ 45,211,746
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,400,233        14,812,765        614,176        6,469,154
Shares reacquired              (15,491,720)     (163,745,706)    (6,006,710)     (63,240,650)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (2,935,699)      (30,843,573)    (1,120,124)     (11,559,750)
Shares issued upon
   conversion from Class B       6,311,283        66,835,489      1,592,700       16,791,582
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding            3,375,584     $  35,991,916        472,576     $  5,231,832
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    High Income Series                 Insured Series
                                          Class A                          Class A
                               -----------------------------     ---------------------------
 Year Ended April 30, 1999       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    9,922,785     $ 112,624,489      3,150,940     $ 35,684,005
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,173,562        13,319,273        669,267        7,562,399
Shares reacquired               (7,359,450)      (83,429,491)    (3,182,291)     (35,899,590)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding before
   conversion                    3,736,897        42,514,271        637,916        7,346,814
Shares issued upon
   conversion from Class B       4,930,525        56,076,061      1,531,912       17,371,217
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                   8,667,422     $  98,590,332      2,169,828     $ 24,718,031
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

    54

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                 Insured Series
                                          Class B                          Class B
                               -----------------------------     ---------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    5,702,990     $  60,755,141        876,277     $  9,261,018
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,237,118        13,119,382        319,614        3,379,000
Shares reacquired              (13,781,073)     (145,504,647)    (6,454,293)     (68,181,046)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding before
   conversion                   (6,840,965)      (71,630,124)    (5,258,402)     (55,541,028)
Shares reacquired upon
   conversion to Class A        (6,312,429)      (66,835,489)    (1,590,681)     (16,791,582)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                 (13,153,394)    $(138,465,613)    (6,849,083)    $(72,332,610)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    High Income Series                 Insured Series
                                          Class B                          Class B
                               -----------------------------     ---------------------------
 Year Ended April 30, 1999       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                   11,345,964     $ 128,924,744      1,204,352     $ 13,614,748
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,343,215        15,249,705        547,328        6,190,618
Shares reacquired               (8,975,019)     (101,906,384)    (5,908,598)     (66,872,772)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion             3,714,160        42,268,065     (4,156,918)     (47,067,406)
Shares reaquired upon
   conversion to Class A        (4,931,462)      (56,076,061)    (1,530,249)     (17,371,217)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                  (1,217,302)    $ (13,807,996)    (5,687,167)    $(64,438,623)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    High Income Series                 Insured Series
                                          Class C                          Class C
                               -----------------------------     ---------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,049,114     $  11,208,188         99,569     $  1,066,589
Shares issued in
   reinvestment of
   dividends and
   distributions                   101,234         1,072,623          7,094           74,764
Shares reacquired               (1,146,727)      (12,092,217)       (65,397)        (684,934)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                       3,621     $     188,594         41,266     $    456,419
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

                                                                          55

       Prudential Municipal Bond Fund
             Notes to Financial Statements Cont'd.

                                    High Income Series                 Insured Series
                                          Class C                          Class C
                               -----------------------------     ---------------------------
 Year Ended April 30, 1999       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,518,505     $  17,214,668        125,361     $  1,422,776
Shares issued in
   reinvestment of
   dividends and
   distributions                    76,753           870,798          4,553           51,493
Shares reacquired                 (474,223)       (5,378,215)       (24,331)        (273,385)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                   1,121,035     $  12,707,251        105,583     $  1,200,884
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    High Income Series                 Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ---------------------------
 Year Ended April 30, 2000       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                      528,208     $   5,602,041        186,798     $  1,950,753
Shares issued in
   reinvestment of
   dividends and
   distributions                    43,432           462,840          7,710           82,025
Shares reacquired               (1,042,909)      (11,081,280)      (442,855)      (4,718,475)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                    (471,269)    $  (5,016,399)      (248,347)    $ (2,685,697)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    High Income Series                 Insured Series
                                          Class Z                          Class Z
                               -----------------------------     ---------------------------
 Year Ended April 30, 1999       Shares           Amount           Shares          Amount
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,096,115     $  12,439,510        503,141     $  5,680,625
Shares issued in
   reinvestment of
   dividends and
   distributions                    61,271           694,740         16,560          187,324
Shares reacquired                 (799,663)       (9,043,372)      (171,745)      (1,941,609)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding              357,723     $   4,090,878        347,956     $ (3,926,340)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

       Prudential Municipal Bond Fund
             Portfolio of Investments as of April 30, 2000 Cont'd.

           Financial
              Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.63
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.36)
                                                                    --------------
Less distributions
Dividends from net investment income                                      (0.63)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $503,874
Average net assets (000)                                               $506,888
Ratios to average net assets:
   Expenses, including distribution fees                                    .82%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.86%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   27%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    58                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84             $  10.70             $  10.72
----------------     ----------------     ----------------     ----------------
         .63(b)               .67(b)               .70(b)               .72(b)
        (.10)                 .47                  .14                 (.02)
----------------     ----------------     ----------------     ----------------
         .53                 1.14                  .84                  .70
----------------     ----------------     ----------------     ----------------
        (.63)                (.67)                (.70)                (.72)
----------------     ----------------     ----------------     ----------------
    $  11.21             $  11.31             $  10.84             $  10.70
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.96%               10.80%                8.03%                6.55%
    $514,952             $421,504             $334,062             $223,073
    $474,901             $381,735             $294,940             $162,329
         .66%(b)              .62%(b)             0.64%(b)             0.64%(b)
         .51%(b)              .52%(b)             0.54%(b)             0.54%(b)
        5.73%(b)             6.03%(b)             6.44%(b)             6.58%(b)
          16%                  13%                  26%                  35%

    See Notes to Financial Statements                                     59

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.60
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.39)
                                                                    --------------
Less distributions
Dividends from net investment income                                      (0.60)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $457,841
Average net assets (000)                                               $559,879
Ratios to average net assets:
   Expenses, including distribution fees                                   1.07%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.59%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    60                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84             $  10.69             $  10.72
----------------     ----------------     ----------------     ----------------
         .59(b)               .63(b)               .66(b)               .68(b)
        (.10)                 .47                  .15                 (.03)
----------------     ----------------     ----------------     ----------------
         .49                 1.10                  .81                  .65
----------------     ----------------     ----------------     ----------------
        (.59)                (.63)                (.66)                (.68)
----------------     ----------------     ----------------     ----------------
    $  11.21             $  11.31             $  10.84             $  10.69
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.59%               10.36%                7.71%                6.12%
    $649,706             $669,223             $665,525             $799,048
    $666,885             $669,132             $725,305             $900,115
        1.01%(b)             1.02%(b)             1.04%(b)             1.04%(b)
         .51%(b)              .52%(b)             0.54%(b)             0.54%(b)
        5.38%(b)             5.63%(b)             6.05%(b)             6.19%(b)

    See Notes to Financial Statements                                     61

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.57
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.42)
                                                                    --------------
Less distributions
Dividends from net investment income                                      (0.57)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 30,061
Average net assets (000)                                               $ 32,762
Ratios to average net assets:
   Expenses, including distribution fees                                   1.32%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.36%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
    62                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84              $10.69               $10.72
    --------             --------             -------              -------
         .57(b)               .61(b)              .63(b)               .65(b)
        (.10)                 .47                 .15                 (.03)
    --------             --------             -------              -------
         .47                 1.08                 .78                  .62
    --------             --------             -------              -------
        (.57)                (.61)               (.63)                (.65)
    --------             --------             -------              -------
    $  11.21             $  11.31              $10.84               $10.69
    --------             --------             -------              -------
    --------             --------             -------              -------
        4.33%               10.09%               7.44%                5.86%
    $ 32,939             $ 20,554              $9,563               $6,471
    $ 26,114             $ 14,932              $8,060               $5,608
        1.26%(b)             1.27%(b)            1.29%(b)             1.29%(b)
         .51%(b)              .52%(b)            0.54%(b)             0.54%(b)
        5.15%(b)             5.39%(b)            5.80%(b)             5.93%(b)

    See Notes to Financial Statements                                     63

       Prudential Municipal Bond Fund      High Income Series
             Financial Highlights Cont'd.

                                                           Class Z
                                     ---------------------------------------------------
                                                                           September 16,
                                        Year            Year Ended            1996(c)
                                       Ended            April 30,             Through
                                     April 30,      ------------------       April 30,
                                        2000         1999        1998          1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  11.20      $ 11.30     $10.83        $ 10.79
                                     ----------     -------     ------     -------------
Income from investment
operations
Net investment income                      .65          .65(b)     .68(b)         .45(b)
Net realized and unrealized gain
   (loss) on investment
   transactions                           (.99)        (.10)       .47            .04
                                     ----------     -------     ------     -------------
      Total from investment
      operations                          (.34)         .55       1.15            .49
                                     ----------     -------     ------     -------------
Less distributions
Dividends from net investment
   income                                 (.65)        (.65)      (.68)          (.45)
                                     ----------     -------     ------     -------------
Net asset value, end of period        $  10.21      $ 11.20     $11.30        $ 10.83
                                     ----------     -------     ------     -------------
                                     ----------     -------     ------     -------------
TOTAL RETURN(a):                         (3.07)%       5.11%     10.91%          4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $  7,802      $13,839     $9,919        $ 2,719
Average net assets (000)              $ 10,493      $13,648     $6,064        $   704
Ratios to average net assets:
   Expenses, including
      distribution fees                    .57%         .51%(b)    .52%(b)       0.54%(b)(d)
   Expenses, excluding
      distribution fees                    .57%         .51%(b)    .52%(b)       0.54%(b)(d)
   Net investment income                  6.07%        5.89%(b)   6.14%(b)       6.55%(b)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
    64                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights

                                                                       Class A
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.18
                                                                    --------------
Income from investment operations
Net investment income                                                       .51
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.78)
                                                                    --------------
      Total from investment operations                                     (.27)
                                                                    --------------
Less distributions
Dividends from net investment income                                       (.51)
Distributions in excess of net investment income                             --
Distributions from capital gains                                             --
                                                                    --------------
      Total distributions                                                  (.51)
                                                                    --------------
Net asset value, end of year                                           $  10.40
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (2.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $238,690
Average net assets (000)                                               $243,756
Ratios to average net assets:
   Expenses, including distribution fees                                    .88%
   Expenses, excluding distribution fees                                    .63%
   Net investment income                                                   4.78%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   26%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    66                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.05             $  10.90             $  10.94             $  10.83
----------------     ----------------     ----------------     ----------------
         .53                  .53(b)               .55(b)               .58(b)
         .23                  .40                  .08                  .11
----------------     ----------------     ----------------     ----------------
         .76                  .93                  .63                  .69
----------------     ----------------     ----------------     ----------------
        (.53)                (.53)                (.55)                (.58)
        (.01)                  --(c)              (.01)                  --
        (.09)                (.25)                (.11)                  --
----------------     ----------------     ----------------     ----------------
        (.63)                (.78)                (.67)                (.58)
----------------     ----------------     ----------------     ----------------
    $  11.18             $  11.05             $  10.90             $  10.94
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.88%                8.67%                5.74%                6.47%
    $251,300             $224,409             $208,411             $139,548
    $240,652             $222,115             $187,371             $102,456
        0.75%                0.69%(b)             0.68%(b)             0.68%(b)
        0.60%                0.59%(b)             0.58%(b)             0.58%(b)
        4.61%                4.75%(b)             4.95%(b)             5.20%(b)
          15%                  85%                 110%                  68%

    See Notes to Financial Statements                                     67

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class B
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.19
                                                                    --------------
Income from investment operations
Net investment income                                                       .48
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.78)
                                                                    --------------
   Total from investment operations                                        (.30)
                                                                    --------------
Less distributions
Dividends from net investment income                                       (.48)
Distributions in excess of net investment income                             --
Distributions from capital gains                                             --
                                                                    --------------
   Total distributions                                                     (.48)
                                                                    --------------
Net asset value, end of year                                           $  10.41
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (2.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 91,989
Average net assets (000)                                               $131,052
Ratios to average net assets:
   Expenses, including distribution fees                                   1.13%
   Expenses, excluding distribution fees                                    .63%
   Net investment income                                                   4.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    68                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.06             $  10.91             $  10.95             $  10.84
----------------     ----------------     ----------------     ----------------
         .48                  .49(b)               .50(b)               .54(b)
         .23                  .40                  .08                  .11
----------------     ----------------     ----------------     ----------------
         .71                  .89                  .58                  .65
----------------     ----------------     ----------------     ----------------
        (.48)                (.49)                (.50)                (.54)
        (.01)                  --(c)              (.01)                  --
        (.09)                (.25)                (.11)                  --
----------------     ----------------     ----------------     ----------------
        (.58)                (.74)                (.62)                (.54)
----------------     ----------------     ----------------     ----------------
    $  11.19             $  11.06             $  10.91             $  10.95
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.50%                8.23%                5.32%                6.04%
    $175,520             $236,370             $298,005             $443,391
    $208,775             $270,553             $365,891             $524,452
        1.10%                1.09%(b)             1.08%(b)             1.08%(b)
        0.60%                0.59%(b)             0.58%(b)             0.58%(b)
        4.25%                4.35%(b)             4.54%(b)             4.80%(b)

    See Notes to Financial Statements                                     69

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                                       Class C
                                                                    --------------
                                                                      Year Ended
                                                                    April 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                      $11.19
                                                                       -------
Income from investment operations
Net investment income                                                      .46
Net realized and unrealized gain (loss) on investment
   transactions                                                           (.78)
                                                                       -------
   Total from investment operations                                       (.32)
                                                                       -------
Less distributions
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --
Distributions from capital gains                                            --
                                                                       -------
   Total distributions                                                    (.46)
                                                                       -------
Net asset value, end of year                                            $10.41
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                         (2.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $2,949
Average net assets (000)                                                $2,988
Ratios to average net assets:
   Expenses, including distribution fees                                  1.38%
   Expenses, excluding distribution fees                                   .63%
   Net investment income                                                  4.29%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
    70                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.06             $  10.91              $10.95               $10.84
    --------             --------             -------              -------
         .45                  .46(b)              .48(b)               .51(b)
         .23                  .40                 .08                  .11
    --------             --------             -------              -------
         .68                  .86                 .56                  .62
    --------             --------             -------              -------
        (.45)                (.46)               (.48)                (.51)
        (.01)                  --(c)             (.01)                  --
        (.09)                (.25)               (.11)                  --
    --------             --------             -------              -------
        (.55)                (.71)               (.60)                (.51)
    --------             --------             -------              -------
    $  11.19             $  11.06              $10.91               $10.95
    --------             --------             -------              -------
    --------             --------             -------              -------
        6.24%                7.96%               5.06%                5.78%
    $  2,708             $  1,509              $  888               $1,137
    $  1,856             $  1,142              $  973               $  827
        1.35%                1.34%(b)            1.33%(b)             1.33%(b)
        0.60%                0.59%(b)            0.58%(b)             0.58%(b)
        4.03%                4.11%(b)            4.29%(b)             4.56%(b)

    See Notes to Financial Statements                                     71

       Prudential Municipal Bond Fund      Insured Series
             Financial Highlights Cont'd.

                                                          Class Z
                                     --------------------------------------------------
                                                                          September 16,
                                        Year           Year Ended            1996(c)
                                       Ended            April 30,            Through
                                     April 30,      -----------------       April 30,
                                        2000         1999       1998          1997
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                 $11.18       $11.05     $10.91        $ 11.05
                                     ----------     ------     ------     -------------
Income from investment
operations
Net investment income                     .54          .54        .54(b)         .36(b)
Net realized and unrealized gain
   (loss) on investment
   transactions                          (.78)         .23        .39           (.02)
                                     ----------     ------     ------     -------------
   Total from investment
      operations                         (.24)         .77        .93            .34
                                     ----------     ------     ------     -------------
Less distributions
Dividends from net investment
income                                   (.54)        (.54)      (.54)          (.36)
Distributions in excess of net
   investment income                       --         (.01)        --(e)        (.01)
Distributions from capital gains           --         (.09)      (.25)          (.11)
                                     ----------     ------     ------     -------------
   Total distributions                   (.54)        (.64)      (.79)          (.48)
                                     ----------     ------     ------     -------------
Net asset value, end of period         $10.40       $11.18     $11.05        $ 10.91
                                     ----------     ------     ------     -------------
                                     ----------     ------     ------     -------------
TOTAL RETURN(a):                        (2.13)%       7.04%      8.68%          2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $1,429       $4,312     $  418        $    15
Average net assets (000)               $1,960       $3,523     $  173        $    10
Ratios to average net assets:
   Expenses, including
      distribution fees                   .63%        0.60%      0.60%(b)       0.58%(b)(d)
   Expenses, excluding
      distribution fees                   .63%        0.60%      0.60%(b)       0.58%(b)(d)
   Net investment income                 4.94%        4.77%      4.92%(b)       4.18%(b)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
(e) Less than $.005 per share.
    72                                     See Notes to Financial Statements

       Prudential Municipal Bond Fund
             Report of Independent Accountants
To the Shareholders and Trustees of
Prudential Municipal Bond Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 21, 2000
    See Notes to Financial Statements                                     73

       Prudential Municipal Bond Fund
             Tax Information (Unaudited)
As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2000.
During its fiscal year ended April 30, 2000, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                             Dividends per Share
                                                ----------------------------------------------
Series                                          Class A      Class B      Class C      Class Z
-------------------------------------------     -------      -------      -------      -------
High Income Series                               $ .63        $ .60        $ .57        $ .65
Insured Series                                   $ .51        $ .48        $ .46        $ .54

Shortly after the close of the calendar year ending December 31, 2000, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2000. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
    74                                     See Notes to Financial Statements

Prudential Municipal Bond Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Municipal Bond Fund

Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
Target Funds
   Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Municipal Bond Fund   High Income Series

Class A    Growth of a $10,000 Investment

(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years     Ten Years    Since Inception
With Sales Charge     -6.21%   4.66% (4.61)   6.36% (6.31)   6.14% (6.09)
Without Sales Charge  -3.31%   5.30% (5.25)   6.68% (6.63)   6.45% (6.40)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund,
Inc./High Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by
portraying the initial account value at the beginning of the ten-year period for Class A shares, and at the end of the current fiscal year
(April 30), as measured on a quarterly basis, beginning in 1990 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years     Ten Years    Since Inception
With Sales Charge     -8.55%   4.77% (4.73)   6.27% (6.22)   7.02% (6.93)
Without Sales Charge  -3.55%   4.94% (4.90)   6.27% (6.22)   7.02% (6.93)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential
Municipal Bond Fund, Inc./High Income Series (Class
B shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period for Class B shares, and at the end of the current fiscal year
(April 30), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April 30, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund   High Income Series

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00

                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -5.75%   4.47% (4.43)     N/A        4.57% (4.53)
Without Sales Charge  -3.79%   4.68% (4.64)     N/A        4.75% (4.72)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information
within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund,
Inc./High Income Series (Class C shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by
portraying the initial account value at the commencement of operations of Class C shares, and at the end of the current fiscal year (April 30), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com               (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -3.07%       N/A         N/A        4.66% (4.60)
Without Sales Charge  -3.07%       N/A         N/A        4.66% (4.60)

Past performance is not indicative of future
results. Principal and investment return will
fluctuate so an investor's shares, when redeemed,
may be worth more or less than their original cost.
The information
within the graph is designed to give you an idea of
how much the Series' returns can fluctuate from
year to year by measuring the best and worst
calendar years in terms of total annual return for
the past ten years. The graph compares a  $10,000
investment in the Prudential Municipal Bond Fund,
Inc./High Income Series (Class Z shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by
portraying the initial account value at the commencement of operations of Class Z shares, and at the end of the current fiscal year (April 30), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund   Insured Series

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years     Ten Years   Since Inception
With Sales Charge     -5.31%   4.37% (4.33)   6.22% (6.16)   5.97% (5.89)
Without Sales Charge  -2.38%   5.00% (4.96)   6.54% (6.49)   6.29% (6.21)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information
within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential Municipal Bond Fund,
Inc./Insured Series (Class A shares) with a similar investment in the Lehman Brothers Municipal
Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period for Class A shares, and at the end of the current fiscal year (April 30), as measured on a quarterly basis, beginning in 1990 for Class A shares.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years     Ten Years    Since Inception
With Sales Charge     -7.62%   4.46% (4.42)   6.14% (6.09)   6.65% (6.39)
Without Sales Charge  -2.62%   4.62% (4.59)   6.14% (6.09)   6.65% (6.39)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years.
The graph compares a $10,000 investment in the Prudential Municipal Bond Fund, Inc./Insured Series
(Class B shares) with a similar investment in the Lehman Brothers Municipal Bond Index (the Index) by portraying the initial account value at the beginning of the ten-year period for Class B shares, and at the end of the current fiscal year
(April 30), as measured on a quarterly basis, beginning in 1990 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April 30, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Municipal Bond Fund   Insured Series

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -4.83%   4.16% (4.12)     N/A        4.32% (4.29)
Without Sales Charge  -2.86%   4.37% (4.33)     N/A        4.50% (4.47)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential
Municipal Bond Fund, Inc./Insured Series (Class C shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and at the end of the current fiscal year (April 30), as measured on a quarterly basis, beginning in 1994 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com             (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 4/30/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     -2.13%       N/A          N/A       4.46% (4.43)
Without Sales Charge  -2.13%       N/A          N/A       4.46% (4.43)

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.
The information within the graph is designed to give you an idea of how much the Series' returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past ten years. The graph compares a $10,000 investment in the Prudential
Municipal Bond Fund, Inc./Insured Series (Class Z shares) with a similar investment in the Lehman
Brothers Municipal Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and at the end of the current fiscal year (April 30), as measured on a quarterly basis, beginning in 1996 for Class Z shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Series' average annual total returns would have been lower, as indicated in parentheses ( ).

The Index is a weighted index comprised of municipal bonds (general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds) selected by Lehman Brothers as representative of the long-term, investment-grade municipal bond market. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Series' portfolio. The
Index is not the only one that may be used to characterize performance of municipal bond funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne D. Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
  Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
  Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
194 Wood Avenue South
Iselin, NJ 08830

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP     NASDAQ    CUSIP
     Class A   PRHAX   74435L103   PMIAX   74435L301
     Class B   PMHYX   74435L202   PMINX   74435L400
     Class C   PHICX   74435L707   PMICX   74435L806
     Class Z   PHIZX   74435L871   PMIZX   74435L863

MF133E

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